                                  ---THE---
                                  CONESTOGA
                                  --FUNDS--

                                 Equity Fund
                             Special Equity Fund
                          International Equity Fund
                                Balanced Fund
                                  Bond Fund
                           Intermediate Income Fund
                            Short-Term Income Fund
                       Pennsylvania Tax-Free Bond Fund
                             Cash Management Fund
                        U.S. Treasury Securities Fund
                                Tax-Free Fund

                        ------------------------------
                                ANNUAL REPORT
                               OCTOBER 31, 1995
                        ------------------------------

                           MESSAGE FROM THE CHAIRMAN

To Our Shareholders:

The fiscal year ended October 31, 1995 was one of positive change in both the financial markets and our fund family.

During the year, the markets demonstrated the value of investor patience and perseverance by lagging through the end of calendar year 1994, only to rally strongly through the first nine months of calendar year 1995. Those who remained invested during this period have experienced gratifying gains in all three asset categories: stocks, bonds, and cash equivalents.

For The Conestoga Funds, fiscal year 1995 also marked the beginning of an exciting new phase in our evolution. Among the most significant developments of 1995 was the introduction of a multi-class share system, in which all Conestoga Fund portfolios are now available in two classes, Retail Shares and Institutional Shares.

Another important development was the introduction of three new portfolios. Our new International Equity Fund offers investors the opportunity to take advantage of the potential growth in the global equity markets. Our new Short-Term Income Fund provides a convenient vehicle for investors seeking the relative safety and stability of a quality-oriented, short-term bond fund. And our new Balanced Fund offers a convenient choice for those who seek the dual advantages of an investment in both equities and bonds through a single portfolio.

Together, the new share classes and new portfolios make The Conestoga Funds more useful to a broad range of investors, including those who incorporate our funds into such increasingly popular programs as employer-sponsored retirement plans and asset allocation accounts.

The net effect of these and other developments has been strong asset growth for our fund family. In addition, assets were further expanded in 1995 by the conversion of Meridian Asset Management's Employee Benefit Collective Funds into selected Conestoga portfolios. This conversion has helped many of our portfolios achieve the "critical mass" that can lead to greater investment opportunities and more efficient cost structures. And, it affirms that our investment management approach meets the needs of large institutional investors.

Fiscal year 1995 brought a significant operational change as we appointed SEI Financial Management Corporation and SEI Financial Services Company, both wholly owned subsidiaries of SEI Corporation ("SEI"), to the roles of administrator and distributor, respectively, of The Conestoga Funds, replacing The BISYS Group, Inc. SEI is a leading mutual fund service provider company, and we are pleased that their experience and advanced systems will be supporting us as we serve the growing needs of our investors.

With market conditions appearing relatively favorable and our fund family growing stronger, we look forward to continued progress in the months ahead. Thank you for your continued confidence in The Conestoga Funds.

Sincerely,

/s/ THOMAS J. TAYLOR
--------------------
Thomas J. Taylor
Chairman of the Board

                      MESSAGE FROM THE INVESTMENT ADVISOR

OVERVIEW OF THE U.S. ECONOMY AND FINANCIAL MARKETS

Over the last year of transition, investors have experienced a complete change in sentiment within the financial markets. This ranged from pessimism during the latter part of 1994, to near-euphoria in some sectors through the third calendar quarter of 1995. From today's perspective, it seems neither of these extremes was justified by the actual direction of economic events.

U.S. economic growth slowed over the past year from its rapid pace of the prior year. The slowdown, dubbed the "soft landing," was engineered by the Federal Reserve Board via a series of interest rate increases throughout 1994 and into early 1995. Interest rate sensitive sectors of the economy, such as the housing industry, languished with rate increases in excess of 2.5 percentage points. In the spring of 1995, economic activity fell below the Fed's targeted rate of 2.5%, and the Fed was forced to shift its monetary posture away from being restrictive. On July 6, 1995, the Fed lowered the short-term target rate by 0.25%, citing receding inflationary pressures. The economy rebounded from its malaise to end the fiscal year on a stronger note.

After the serious declines of 1994, the U.S. financial markets responded in textbook fashion to a slow but steadily growing economy with moderate interest rates and subdued inflation by posting their strongest results since 1991. The stock market, as measured by the S&P 500 Index, gained 26.4% for the year, while the bond market's benchmark, the Lehman Aggregate Index, returned 15.7% for the fiscal year. Other factors contributed to the impressive rallies, such as a rebounding U.S. dollar, merger activity, cash flow into mutual funds, and the prospects for a viable balanced budget as well as a capital gains tax cut.

OUTLOOK FOR THE ECONOMY AND U.S. FINANCIAL MARKETS

Now in its fifth year of expansion, the economy appears poised to grow at a steady pace of 2.0 - 2.5% annualized. Interest rate sensitive sectors have rebounded with the year-long decline in rates, contributing again to the overall level of growth. Businesses continue to invest in technology to improve their worldwide competitiveness, albeit at a slower pace than 1994's 16% increase. The consumer is holding up his end by spending on services. Inflation is benign and does not appear to pose a threat for the foreseeable future. The U.S. Congress, under new leadership, seems determined to reach a compromise on the deficit and reduce spending over the next decade. Therefore, we are optimistic about the near-term outlook for the economy, which at the hands of the Federal Reserve can avoid a recession while not heating up to an inflationary level of growth.

Many of the aforementioned factors which propelled the U.S. markets to new highs this past year remain in place. The stock market, however, faces the uncertainty of future earnings, as well as somewhat lofty price/earnings ratios. Corporate profits, while still expanding at a healthy pace, may find it more difficult to produce positive surprises, an important ingredient for driving stock prices up to higher highs. In short, we may see a stock market that moves sideways for a while, digesting the latest round of good news, while evaluating the prospects for 1996 earnings.

The bond market is faced with a few near-term obstacles, such as the debt ceiling, logjams on the balanced budget process, and an unresponsive Federal Reserve. Longer-term, however, we are optimistic on the bond market, given the current slow pace of economic growth, and more importantly, the lack of inflationary pressures. In addition, the final passage of the Budget Reconciliation Bill could help tilt the Federal Reserve toward an accommodative policy which is a strong positive for the bond market.

In summary, we believe that investors can look forward to overall positive conditions for all three asset classes, now that the markets appear to have rid themselves of the need to overreact. Therefore, while we may not witness the magnitude of the previous year's dramatic turnaround, we hope to see progress of a more "normal" nature, with gains coming from the application of prudent investment management skills rather than any sudden shifts in overall market sentiment.

Sincerely,

/s/ PHILIP H. BROWN, II
-----------------------
Philip H. Brown, II
President
Meridian Investment Company

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
The Conestoga Funds 1995 Annual Report--October 31, 1995

EQUITY FUND
Value of $10,000 Investment

              CONESTOGA EQUITY    CONESTOGA EQUITY    CONESTOGA EQUITY    STANDARD & POOR'S
              FUND, RETAIL        FUND, RETAIL        FUND, INSTI.        500 INDEX
              (WITHOUT LOAD)      (WITH LOAD)         (SYNTHETIC)
              ----------------    -----------------   ----------------    -------------------
2/28/90           $10000              $ 9800             $10000                $10000
10/90               9079                8897               9079                  9369
10/91              13561               13290              13561                 12509
10/92              14822               14526              14822                 13754
10/93              17028               16688              17028                 15808
10/94              17415               17066              17415                 16417
10/95              21235               20811              21246                 20756



                         Average
  One          Five     Annualized
 Year          Year     Inception
Return        Return     to Date
----------------------------------------------------------------
22.00%        18.53%      14.21%       Institutional (Synthetic)
21.94%        18.52%      14.20%       Retail without Load
19.47%        18.05%      13.80%       Retail with Load


Past performance is not indicative of future performance. The inception date of the Retail Shares was 2/28/90, and the inception date of the Institutional Shares was 2/21/95. All Shares were previously classified as Retail, but Institutional clients were not charged the maximum 2.0% sales charge that applies to the Retail Shares. Total Returns for the periods prior to the inception date of the Institutional Shares were calculated using a combination of Institutional and Retail data (synthetic performance).

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Equity Fund produced a total return of 22.00%, while Retail Shares without Load produced a total return of 21.94%, and Retail Shares with Load produced a total return of 19.47%. This compares to a total return of 26.43% for the fund's benchmark, the Standard & Poor's 500 Index.

One reason for the slight underperformance in relation to the benchmark was the adoption of a relatively defensive posture during late 1994, when the outlook for the economy was at its most pessimistic, and the new Republican majority in Congress was generating political uncertainty. This approach prevented the fund from realizing some of the early gains of 1995, until we could implement a more aggressive strategy, which then remained in place for the rest of the fiscal year.

During a year of strong overall market performance, the fund benefitted from an overweighting in financial issues, which continued to rise due to a combination of industry consolidation and good fundamental earnings performance. Among the portfolio's holdings at year-end were Chase Manhattan, Chemical Bank, Travelers Group, BankAmerica, and CIGNA.

The fund also saw strong gains in the consumer staples category, particularly in its holdings of supermarket company stocks. Many supermarket companies are currently enjoying excellent earnings due to a major shift in pricing power away from the manufacturer, and into the hands of the retailer.

Looking ahead, we see a favorable environment for equities, as the economy continues to grow at a moderate rate, while relatively low inflation should prevent any upward pressure on interest rates.

In this environment, corporate profits should continue to grow steadily, although we believe the current high valuation levels may already reflect much of the potential increases for the coming year. So, while we do not expect to experience the same level of results that were enjoyed during the past fiscal year, we do look forward to continued, if more modest, gains.

The performance of the Conestoga Equity Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

SPECIAL EQUITY FUND
Value of $10,000 Investment


         CONESTOGA SPECIAL  CONESTOGA SPECIAL      CONESTOGA SPECIAL       RUSSELL 3000
         EQUITY FUND,       EQUITY FUND,           EQUITY FUND,            EQUAL WEIGHTED
         RETAIL             RETAIL                 INSTI.                  INDEX
         (WITHOUT LOAD)     (WITH LOAD)            (SYNTHETIC)
         -----------------  -----------------      -----------------       --------------
3/31/94       $10000           $ 9800                $10000                  $10000
10/94          10170             9967                 10170                   10334
10/95          12656            12403                 12656                   12427

                      Average Annualized
One Year Return       Inception To Date
---------------------------------------------------------------------------
24.44%                10.30%                      Institutional (Synthetic)
24.44%                10.30%                      Retail without Load
21.97%                 8.97%                      Retail with Load

Past performance is not indicative of future performance. The inception date of the Retail Shares was 3/15/94, and the inception date of the Institutional Shares was 2/21/95. All Shares were previously classified as Retail, but Institutional clients were not charged the maximum 2.0% sales charge that applies to the Retail Shares. Total Returns for the periods prior to the inception date of the Institutional Shares were calculated using a combination of Institutional and Retail data (synthetic performance).

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Special Equity Fund produced a total return of 24.44%, while Retail Shares without Load produced a total return of 24.44%, and Retail Shares with Load produced a total return of 21.97%. This compares to a total return of 20.23% for the fund's benchmark, the Russell 3000 Equal Weighted Index.

The fund's strong performance can be attributed to good overall markets, as well as key strategic decisions made during the year.

For example, the fund held relatively large positions in the technology area, with issues such as ComputerVision producing above-average returns. Holdings in the biotechnology area, such as Gilford Pharmaceuticals, also advanced strongly during the year.

In addition, while the fund tends to focus on smaller capitalization issues, it also held significant positions in large-cap stocks in such areas as financial services, which performed well during the year. Among the financial services companies in the portfolio at year-end were Bank of Boston, BankAmerica, and Barnett Banks.

Looking ahead, we believe the environment remains favorable for aggressive growth companies, and we therefore plan to continue selecting issues that offer above-average growth potential. In terms of sectors, we plan to remain overweighted in such areas as financial services and underweighted in the healthcare industry, which faces continued cost control pressure from government agencies and private insurers.

However, ours is an issue-by-issue selection process, and we will continue to search for promising growth companies in any industry, regardless of their economic sector.

The performance of the Conestoga Special Equity Fund is measured against the Russell 3000 Equal Weighted Index, an unmanaged index that consists of 3,000 large U.S. companies representing approximately 98% of the U.S. equity market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
The Conestoga Funds 1995 Annual Report--October 31, 1995

INTERNATIONAL EQUITY FUND
Value of $10,000 Investment


               CONESTOGA        CONESTOGA      CONESTOGA      MORGAN STANLEY
               INTERNATIONAL    INTERNATIONAL  INTERNATIONAL  CAPITAL INTERNATIONAL
               EQUITY FUND,     EQUITY FUND,   EQUITY FUND,   EAFE INDEX
               RETAIL           RETAIL         INSTI.
               (WITHOUT LOAD)   (WITH LOAD)
               --------------   -------------  -------------  ---------------------
5/31/95          10000            9800            10000            10000
10/95            11024           10804            11044             9956

   Cumulative         Average Annualized
Inception to Date     Inception to Date
------------------------------------------------------------------
    10.10%                 23.10%             Institutional
     9.90%                 23.62%             Retail without Load
     7.75%                 17.48%             Retail with Load


Past performance is not indicative of future performance. The inception date of the Retail and Institutional Shares was 5/15/95.

For the period, May 31, 1995 through October 31, 1995, Institutional Shares of the Conestoga International Equity Fund produced a total return of 10.90%, while Retail Shares without Load produced a total return of 10.24%, and Retail Shares with Load produced a total return of 8.04%. This compares to a total return of (0.44)% for the fund's benchmark, the Morgan Stanley Capital International EAFE Index.

The fund's performance was the result of our focus on strong geographic regions, and strong stock groups.

Geographically, the fund benefitted particularly from its investments in the Japanese market, where a recovery in stock prices coincided with a substantial drop in the value of the Yen, resulting in very strong yields for dollar-based investors. The proper timing of a currency hedge against the Yen helped to maximize the fund's gains.

In terms of stock groups, the fund focused on global telecommunications and technology issues, which were particularly strong during the third quarter of the fiscal year. In addition, the fund's pharmaceutical and consumer products holdings performed extremely well.

Looking ahead, we remain very bullish on the international equity markets, particularly in comparison with the U.S. market which appears to be in the later phases of its current rally. The emerging international markets, by contrast, appear to have a great deal of room for expansion, and may benefit from capital inflows in the event of a downturn in U.S. stocks.

The fund has been underweighted in Japan and Europe throughout the past year, and will likely remain so as we pursue the potential for stronger gains from less mature and more robust markets elsewhere.

The performance of the Conestoga International Equity Fund is measured against the Morgan Stanley Capital International EAFE Index, an unmanaged index generally representative of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

BALANCED FUND
Value of $10,000 Investment

              CONESTOGA        CONESTOGA
              BALANCED         BALANCED
                FUND,            FUND,       CONESTOGA                    LEHMAN
               RETAIL           RETAIL       BALANCED    STANDARD &      BROTHERS
              (WITHOUT          (WITH          FUND,     POOR'S 500   AGGREGATE BOND
                LOAD)           LOAD)          INSTI.       INDEX         INDEX
              ---------        ---------     ---------   ----------   --------------
6/30/95       $10000           $ 9800        $10000       $10000         $10000
10/95          10496            10286         10498        10756          10329

   Cumulative        Average Annualized
Inception to Date    Inception to Date
------------------------------------------------------------------------------------
     4.89%                14.71%            Institutional
     5.27%                16.33%            Retail without Load
     3.20%                 9.72%            Retail with Load


Past performance is not indicative of future performance. The inception date of the Retail Shares was 6/29/95, and the inception date of the Institutional Shares was 6/26/95.

For the period June 30, 1995 through October 31, 1995, Institutional Shares of the Conestoga Balanced Fund produced a total return of 4.98%, while Retail Shares without Load produced a total return of 4.96%, and Retail Shares with Load produced a total return of 2.86%. This compares to a total return of 7.56% for the Standard & Poor's 500 Index and 3.29% for the Lehman Brothers Aggregate Bond Index, the benchmarks for the Fund.

The fund benefitted from strong performance in both its equity and fixed income components.

On the equity side, positive results were achieved through holdings in the financial services sector, where growing profits and continued consolidation boosted share prices during the period. The consumer staples category also produced good earnings, resulting in capital appreciation opportunities.

On the fixed income side, the fund experienced good total returns through its investments in such sectors as industrial bonds and banking and financial industry securities.

Looking ahead, we see a continuation of the good environment for both equities and fixed income instruments, with a combination of moderate economic growth and low inflation.

The performance of the Conestoga Balanced Fund is measured against the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. These unmanaged indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
The Conestoga Funds 1995 Annual Report--October 31, 1995

BOND FUND
Value of $10,000 Investment


               CONESTOGA        CONESTOGA        CONESTOGA     LEHMAN
                 BOND             BOND             BOND       BROTHERS
                 FUND,            FUND,            FUND,      AGGREGATE
                RETAIL           RETAIL           INSTI.        BOND
             (WITHOUT LOAD)    (WITH LOAD)      (SYNTHETIC)     INDEX
            ---------------   ------------      -----------   ---------
2/28/90      $10000             $ 9800           $10000        $10000
10/90         10465              10256            10465         10595
10/91         12053              11812            12053         12269
10/92         13233              12968            13233         13476
10/93         14621              14329            14621         15076
10/94         13937              13658            13937         14523
10/95         15864              15547            15870         16795

                                  Average
 One          Five               Annualized
 Year         Year               Inception
Return       Return               to Date
--------------------------------------------------------------------------
13.87%       8.68%                 8.48%         Institutional (Synthetic)
13.83%       8.68%                 8.48%         Retail without Load
11.55%       8.25%                 8.10%         Retail with Load

Past performance is not indicative of future performance. The inception date of the Retail Shares was 2/28/90, and the inception date of the Institutional Shares was 2/21/95. All Shares were previously classified as Retail, but Institutional clients were not charged the maximum 2.0% sales charge that applies to the Retail Shares. Total Returns for the periods prior to the inception date of the Institutional Shares were calculated using a combination of Institutional and Retail data (synthetic performance).

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Bond Fund (formerly called the Income Fund) produced a total return of 13.87%, while Retail Shares without Load produced a total return of 13.83%, and Retail Shares with Load produced a total return of 11.55%. This compares to a total return of 15.65% for the fund's benchmark, the Lehman Brothers Aggregate Bond Index.

As the fiscal year began, the fund favored more defensive bonds and shorter-duration issues. This strategy helped to keep the portfolio's overall duration slightly shorter than that of our benchmark.

As the year progressed, assets were shifted along the yield curve and into higher yielding industrial, banking and financial issues, and Yankee bonds which we felt were undervalued.

Throughout the year, utility issues were underweighted, due to competitive rate uncertainties which are currently inherent in these securities.

Looking ahead, we believe it's unlikely that the Federal Reserve Board will move interest rates significantly in the months ahead, given the relatively low level of inflation and continued efforts to reduce the Federal deficit. Therefore, we look forward to a more stable bond market where income, rather than capital appreciation, will be the predominant theme. We have positioned the portfolio to take advantage of these conditions by focusing on the higher-yielding sectors such as corporate and mortgage-backed securities.

The performance of the Conestoga Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the U.S. bond market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

INTERMEDIATE INCOME FUND
Value of $10,000 Investment

                 CONESTOGA       CONESTOGA     CONESTOGA    MERRILL      LEHMAN
               INTERMEDIATE    INTERMEDIATE  INTERMEDIATE    LYNCH      BROTHERS
                  INCOME          INCOME        INCOME     1-5 YEAR    INTERMEDIATE
               FUND, RETAIL       FUND,         FUND,        GOVT/       GOVT/
                (WITHOUT         RETAIL        INSTI.      CORPORATE   CORPORATE
                  LOAD)        (WITH LOAD)   (SYNTHETIC)   BOND INDEX  BOND INDEX
               ------------    ------------  ------------  ----------  ------------
2/28/90         $10000          $ 9800         $10000      $10000     $10000
10/90            10611           10399          10611       10680      10637
10/91            11985           11746          11985       12009      12109
10/92            13062           12800          13062       13124      13319
10/93            13988           13708          13988       13671      14642
10/94            13851           13574          13851       13665      14359
10/95            15222           14917          15225       15097      16157


                               Average
  One         Five            Annualized
 Year         Year            Inception
Return       Return            to Date
-----------------------------------------------------------------------------------
9.92%        7.49%              7.69%      Institutional (Synthetic)
9.90%        7.48%              7.69%      Retail without Load
7.69%        7.04%              7.31%      Retail with Load

Past performance is not indicative of future performance. The inception date of the Retail Shares was 2/28/90, and the inception date of the Institutional Shares was 2/21/95. All Shares were previously classified as Retail, but Institutional clients were not charged the maximum 2.0% sales charge that applies to the Retail Shares. Total Returns for the periods prior to the inception date of the Institutional Shares were calculated using a combination of Institutional and Retail data (synthetic performance).

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Intermediate Income Fund produced a total return of 9.92%, while Retail Shares without Load produced a total return of 9.90%, and Retail Shares with Load produced a total return of 7.69%. This compares to a total return of 12.52% for the fund's benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index.

Both the name and the investment parameters of this fund changed during the year, leading to a corresponding change in overall performance. Prior to February 21, 1995, the fund was known as the Limited Maturity Fund, and was restricted to maturities of six years (measured by the Merrill Lynch 1-5 Year Government/Corporate Bond Index). Thereafter, as the Intermediate Income Fund, the portfolio was permitted to extend to maturities of up to ten years, requiring the new benchmark. Had this change occurred earlier in the year, the fund may have been better positioned to take advantage of the bond market rally by investing in longer-term issues.

Another contributor to the fund's underperformance was its positions in shorter-term mortgage securities, which are not included in the benchmark. We believe that these high-quality securities add value to the portfolio over time, and intend to retain some representation with mortgage-backed securities in the portfolio.

Since May, the fund has extended its duration somewhat, to a level that is neutral to its current index. Average maturity has been extended as well, but remains on the shorter side of the benchmark, standing at 3.75 years at the end of fiscal 1995.

Looking ahead, we see a positive environment for intermediate term issues, with relatively low inflation, moderate economic growth, and little activity from the Fed. Therefore, we are optimistic that the fund will provide the competitive yield and relative stability that are characteristic of intermediate-term funds.

The performance of the Conestoga Intermediate Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally representative of the performance of U.S. Government and corporate debt with maturities between one and 9.99 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
The Conestoga Funds 1995 Annual Report--October 31, 1995

SHORT-TERM INCOME FUND
Value of $10,000 Investment

              CONESTOGA      CONESTOGA                       MERRILL
              SHORT-TERM     SHORT-TERM     CONESTOGA         LYNCH
               INCOME          INCOME       SHORT-TERM       1-YEAR
             FUND, RETAIL       FUND,         INCOME        TREASURY
               (WITHOUT        RETAIL          FUND,          BILL
                 LOAD)       (WITH LOAD)      INSTI.         INDEX
              ----------     -----------    ----------      --------
5/31/95       $10000         $ 9800          $10000        $10000
10/95          10239          10034           10248         10259

   Cumulative         Average Annualized
Inception to Date     Inception to Date
--------------------------------------------------------------------
     2.87%                 6.31%             Institutional
     2.57%                 5.71%             Retail without Load
     0.56%                 1.23%             Retail with Load

Past performance is not indicative of future performance. The inception date of the Retail Shares was 5/17/95, and the inception date of the Institutional Shares was 5/15/95.

For the period May 31, 1995 through October 31, 1995, Institutional Shares of the Conestoga Short-Term Income Fund produced a total return of 2.48%, while Retail Shares without Load produced a total return of 2.39%, and Retail Shares with Load produced a total return of 0.34%. This compares to a total return of 2.59% for the fund's benchmark, the Merrill Lynch 1-Year Treasury Bill Index.

Due to its short-term nature, the fund did not fully participate in the bond market rally to the same degree as longer-term funds. As issues matured during the year, it became increasingly difficult to replace them with securities of comparable quality and yields.

The fund took advantage of high-quality asset-backed securities, including those which are backed by credit card, automobile, and short-term finance company receivables, which offered a yield advantage over U.S. Treasury securities.

This strategy allowed the fund to avoid extending its maturity and thus its volatility throughout the year. At year-end, the average maturity of the fund remained at the lower end of its parameters, or approximately one year.

Looking ahead, the fund will continue to seek high-quality issues that offer some level of yield enhancement, while continuing to pursue a strategy of relative price stability.

The performance of the Conestoga Short-Term Income Fund is measured against the Merrill Lynch 1-Year Treasury Bill Index, an unmanaged index generally representative of the total rate of return of one year Treasury Bills based on daily closing prices. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------

PENNSYLVANIA TAX-FREE BOND FUND
Value of $10,000 Investment

                CONESTOGA         CONESTOGA         CONESTOGA                      LEHMAN
               PENNSYLVANIA      PENNSYLVANIA      PENNSYLVANIA                   BROTHERS
                 TAX-FREE          TAX-FREE          TAX-FREE         LEHMAN       5-YEAR
                BOND FUND,        BOND FUND,        BOND FUND,       BROTHERS     MUNICIPAL
                  RETAIL            RETAIL             INST.         MUNICIPAL      BOND
              (WITHOUT LOAD)     (WITH LOAD)       (SYNTHETIC)       BOND INDEX    INDEX
              --------------     ------------      ------------     ----------    --------
9/30/92         $10000             $ 9800            $10000           $10000      $10000
10/92             9792               9596              9792             9902        9949
10/93            10962              10743             10962            11295       10922
10/94            10534              10323             10534            10803       10883
10/95            11829              11593             11829            12407       12003

                         Average Annualized
One Year Return          Inception to Date
---------------------------------------------------------------------------
   12.30%                     5.48%               Institutional (Synthetic)
   12.30%                     5.48%               Retail without Load
   10.00%                     4.81%               Retail with Load

Past performance is not indicative of future performance. The inception date of the Retail Shares was 9/21/92, and the inception date of the Institutional Shares was 2/21/95. All Shares were previously classified as Retail, but Institutional clients were not charged the maximum 2.0% sales charge that applies to the Retail Shares. Total Returns for the periods prior to the inception date of the Institutional Shares were calculated using a combination of Institutional and Retail data (synthetic performance).

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Pennsylvania Tax-Free Bond Fund produced a total return of 12.30%, while Retail Shares without Load produced a total return of 12.30%, and Retail Shares with Load produced a total return of 10.00%. This compares to a total return of 14.85% for the Lehman Brothers Municipal Bond Index and 10.29% for the Lehman Brothers 5-Year Municipal Bond Index, the benchmarks for the fund.

Throughout the year, tax-free funds were negatively impacted by the continued prospect of tax reform, including a proposed flat tax which could eliminate the tax advantage offered by municipal bonds. While we cannot predict the outcome of this legislative debate, we have taken steps to keep the fund in a defensive position in order to limit the potential downside.

For example, during most of the year the fund's average maturity was kept to about 10.5 years, which is at the short end of our target maturity range of 10 to 12 years.

In addition, the portfolio maintained its overall quality level throughout the year, focusing on high-quality names and non-callable securities. We have generally steered clear of utility issues, which have been tainted by increasing competition in the industry. However, we have enhanced the yield of the portfolio with some hospital and housing issues.

Looking ahead, we plan to remain in a defensive position by maintaining our shorter maturity level, in the belief that continued uncertainty will affect both the direction of the market and the availability of attractive new issues.

The performance of the Conestoga Pennsylvania Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index and the Lehman Brothers 5-Year Municipal Bond Index. These unmanaged indices do not refect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------
The Conestoga Funds 1995 Annual Report--October 31, 1995

CASH MANAGEMENT FUND

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Cash Management Fund produced a total return of 5.43%, while Retail Shares produced a total return of 5.25%. (Past performance is not indicative of future performance.) This compares to a total return of 5.38% for the fund's benchmark, the IBC/Donoghue's Money Fund Average Taxable-First Tier Index.

This performance was achieved through maintaining an average maturity between 35 and 45 days. Increased yield was attained, however, through the addition of securities which offered favorable yield spreads over Treasury securities.

For much of the year, the largest portion of the fund was invested in high-quality commercial paper, followed by U.S. Government agency issues and repurchase agreements backed by Treasuries.

Throughout the year, yields on short-term instruments were dampened somewhat by the prospect of an easing of credit conditions by the Federal Reserve Board.

Looking ahead, we see this trend continuing. We plan to continue our approach of enhancing yield through individual security selection.

The performance of the Conestoga Cash Management Fund is measured against the IBC/Donoghue's Money Fund Average Taxable-First Tier Index, an unmanaged index based upon the unweighted averages of yields of funds which have similar investment objectives to the Fund. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

U.S. TREASURY SECURITIES FUND

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga U.S. Treasury Securities Fund produced a total return of 5.27%, while Retail Shares produced a total return of 5.16%. (Past performance is not indicative of future performance.) This compares to a total return of 5.24% for the fund's benchmark, the IBC/Donoghue's Money Fund Average Taxable-U.S. Treasury & Repo Index.

Throughout the year, the portfolio maintained an average maturity of between 40 and 50 days, extending on market setbacks to enhance yield. As a result, the fund outperformed the benchmark.

We will continue to look for opportunities to buy into any weaknesses in the market, in an effort to extend the maturity and increase the yield on the fund.

The performance of the Conestoga U.S. Treasury Securities Fund is measured against the IBC/Donoghue's Money Fund Average Taxable-U.S. Treasury & Repo Index, an unmanaged index based upon the unweighted averages of yields of funds which have similar investment objectives to the Fund. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

TAX-FREE FUND

For the 12 months ended October 31, 1995, Institutional Shares of the Conestoga Tax-Free Fund produced a total return of 3.43%, while Retail Shares produced a total return of 3.39%. (Past performance is not indicative of future performance.) This compares to a total return of 3.31% for the fund's benchmark, the IBC/Donoghue's Money Fund Average Tax-Free General Purpose Index.

The fund's performance can be attributed to our strategic use of securities of varying maturities in order to maximize yield. For example, when yields were less attractive, we made greater use of daily instruments and weekly demand notes. This gave us the flexibility to purchase longer-maturity issues when yields rose.

Throughout the year, the average maturity of the portfolio was generally between 40 and 50 days.

Going forward, we will continue to monitor the average maturity of the fund, considering the prospects of further easing by the Federal Reserve Board. We will also continue to evaluate the supply and demand factors of the short term tax-free market in order to enhance the yield of the portfolio.

The performance of the Conestoga Tax-Free Fund is measured against the IBC/Donoghue's Money Fund Average Tax-Free General Purpose Index, an unmanaged index based upon the unweighted averages of yields of funds which have similar investment objectives to the Fund. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of The Conestoga Funds:

We have audited the accompanying statements of net assets of The Conestoga Funds (the Fund) (comprising, respectively, the Equity Fund, the Special Equity Fund, the International Equity Fund, the Balanced Fund, the Bond Fund (formerly the Income Fund), the Intermediate Income Fund (formerly the Limited Maturity Fund), the Short-Term Income Fund, the Pennsylvania Tax-Free Bond Fund, the Cash Management Fund, the U.S. Treasury Securities Fund, and the Tax-Free Fund) as of October 31, 1995, and the related statements of operations for the year (or periods) then ended, the statement of changes in net assets, and the financial highlights for each of the respective periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the Fund's custodian and brokers, or other auditing procedures where correspondence from brokers was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising The Conestoga Funds as of October 31, 1995 and the results of their operations for the year (or periods) then ended and the changes in their net assets and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 8, 1995

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Equity Fund

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
COMMON STOCK -- 98.5%
AEROSPACE & DEFENSE -- 0.9%
  Lockheed Martin                         25,401       $   1,730
  McDonnell Douglas                       21,717           1,776
                                                          ------
Total Aerospace & Defense                                  3,506
                                                          ------
AIRCRAFT -- 2.3%
  Allied Signal                           84,775           3,603
  Boeing                                  27,310           1,792
  Textron                                 30,000           2,063
  United Technologies                     16,500           1,464
                                                          ------
Total Aircraft                                             8,922
                                                          ------
APPAREL/TEXTILES -- 0.5%
  Burlington Industries*                  49,771             554
  Fruit Of The Loom*                      75,000           1,303
                                                          ------
Total Apparel/Textiles                                     1,857
                                                          ------
AUTOMOTIVE -- 1.8%
  Ford Motor                             205,000           5,894
  Magna International, Class A            27,500           1,189
                                                          ------
Total Automotive                                           7,083
                                                          ------
BANKS -- 10.0%
  Bank Of Boston                          74,000           3,293
  BankAmerica                            196,900          11,322
  Chase Manhattan                        206,600          11,774
  Chemical Banking                       103,000           5,858
  Citicorp                                99,000           6,423
                                                          ------
Total Banks                                               38,670
                                                          ------
BUILDING & CONSTRUCTION -- 0.6%
  Webb (Dell E.)                         105,000           2,179
                                                          ------
Total Building & Construction                              2,179
                                                          ------
CHEMICALS -- 3.2%
  Dow Chemical                            25,525           1,752
  Hercules                                 5,100             272
  IMC Global                              36,600           2,562
  Monsanto                                32,500           3,404
  Praxair                                155,000           4,185
                                                          ------
Total Chemicals                                           12,175
                                                          ------
COMMUNICATIONS EQUIPMENT -- 1.4%
  First Alert*                            33,800             524
  Motorola                                32,175           2,111
  Qualcomm*                               65,000           2,503
                                                          ------
Total Communications Equipment                             5,138
                                                          ------
COMPUTER SOFTWARE -- 1.4%
  Autotote -- Class A*                    90,230             271
  Computer Associates
    International                         52,500           2,887
  International Game Technology          146,358           1,701
  Pyxis*                                  24,839             314
                                                          ------
Total Computer Software                                    5,173
                                                          ------
COMPUTER AND OFFICE EQUIPMENT -- 3.1%
  Hewlett Packard                         14,330           1,327
  IBM                                     98,000           9,531
  Novell*                                 56,435             931
                                                          ------
Total Computer and Office Equipment                       11,789
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
COMPUTERS & SERVICES -- 2.9%
  Apple Computer                          94,000       $   3,413
  Compaq Computer*                        57,500           3,206
  Digital Equipment*                      84,750           4,587
                                                          ------
Total Computers & Services                                11,206
                                                          ------
CONCRETE & MINERAL PRODUCTS -- 0.5%
  Owens Corning Fiberglass*               46,910           1,988
                                                          ------
Total Concrete & Mineral Products                          1,988
                                                          ------
CONTAINERS & PACKAGING -- 0.4%
  Owens-Illinois*                        119,455           1,508
                                                          ------
Total Containers & Packaging                               1,508
                                                          ------
ELECTRICAL SERVICES -- 6.3%
  Central & South West                   124,200           3,322
  Consolidated Edison New York           142,000           4,313
  Pacific Gas & Electric                 120,800           3,549
  Peco Energy                            200,000           5,850
  SCE                                    425,000           7,225
                                                          ------
Total Electrical Services                                 24,259
                                                          ------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT -- 3.9%
  General Electric                       180,000          11,385
  Philips Electronics ADR                 75,000           2,897
  Texas Instruments                       13,100             894
                                                          ------
Total Electronic and Other
  Electrical Equipment                                    15,176
                                                          ------
ENTERTAINMENT -- 0.3%
  MGM Grand*                              43,870           1,047
  President Casinos*                      31,325              96
                                                          ------
Total Entertainment                                        1,143
                                                          ------
ENVIRONMENTAL SERVICES -- 1.0%
  Browning Ferris Industries             125,000           3,641
                                                          ------
Total Environmental Services                               3,641
                                                          ------
FINANCIAL SERVICES -- 4.1%
  Dean Witter Discover                    89,013           4,428
  Fleet Financial Group                   55,000           2,131
  Household International                 38,000           2,138
  ITT                                     40,000           4,901
  MBNA                                    62,900           2,319
                                                          ------
Total Financial Services                                  15,917
                                                          ------
FOOD, BEVERAGE & TOBACCO -- 7.9%
  Buenos Aires Embotellado-ADR            27,355             626
  IBP                                     38,200           2,287
  Nabisco Holdings -- Class A            179,500           4,824
  Philip Morris Companies                173,860          14,691
  RJR Nabisco Holdings                   256,160           7,877
                                                          ------
Total Food, Beverage & Tobacco                            30,305
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
  Maytag                                   85,800     $    1,630
                                                          ------
Total Household Products                                   1,630
                                                          ------
INSURANCE -- 4.0%
  Aetna Life & Casualty                   30,000           2,111
  Cigna                                   30,000           2,974
  Equitable Companies                    195,500           4,154
  The Travelers Group                    125,000           6,312
  Transport Holdings -- Class A*             625              25
                                                          ------
Total Insurance                                           15,576
                                                          ------
MACHINERY -- 3.0%
  Baker Hughes                            90,000           1,766
  Brunswick                               80,800           1,576
  Case Equipment                          55,000           2,097
  Caterpillar                             33,700           1,891
  Deere                                   40,000           3,575
  McDermott International                 30,635             486
                                                          ------
Total Machinery                                           11,391
                                                          ------
MEDICAL PRODUCTS & SERVICES -- 2.6%
  Beverly Enterprises*                   136,600           1,605
  Community Psychiatric*                  48,400             526
  Coram Healthcare*                      100,000             400
  FHP International*                      45,000           1,091
  Foundation Health*                      53,704           2,276
  Humana*                                122,300           2,585
  Novacare*                               25,964             162
  United Healthcare                        9,850             523
  United States Surgical                  37,557             920
                                                          ------
Total Medical Products & Services                         10,088
                                                          ------
METALS & MINING -- 0.9%
  Potash of Saskatchewan                  49,400           3,439
                                                          ------
Total Metals & Mining                                      3,439
                                                          ------
OIL AND GAS FIELD EXPLORATION SERVICES -- 9.7%
  Ashland                                100,000           3,163
  British Petroleum Plc ADR               92,000           8,118
  Diamond Shamrock                        31,750             818
  Enron                                   85,000           2,922
  Mobil                                   78,600           7,919
  Repsol S.A. ADR                        161,500           4,784
  Royal Dutch Petroleum                   53,550           6,580
  Tosco                                   57,700           1,991
  YPF Sociedad Anonima ADR                72,385           1,240
                                                          ------
Total Oil and Gas Field
  Exploration Services                                    37,535
                                                          ------
PAPER & PAPER PRODUCTS -- 0.5%
  International Paper                     50,000           1,850
                                                          ------
Total Paper & Paper Products                               1,850
                                                          ------
PHARMACEUTICALS -- 2.6%
  Caremark International                  23,200             479
  Elan Public*                           111,100           4,457
  Merck                                   45,805           2,634
  Mylan Laboratories                      63,100           1,199
  Teva Pharmaceutical Industries
    ADR                                   32,672           1,282
                                                          ------
Total Pharmaceuticals                                     10,051
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.4%
  Xerox                                   13,000       $   1,687
                                                          ------
Total Photographic Equipment & Supplies                    1,687
                                                          ------
RAILROADS -- 1.3%
  Burlington Northern Santa Fe            30,000           2,517
  CSX                                     28,600           2,395
                                                          ------
Total Railroads                                            4,912
                                                          ------
RESTAURANTS -- 2.0%
  Darden Restaurants*                    619,000           7,041
  Rally's Hamburgers*                     18,426              35
  Vicorp Restaurants*                     61,534             677
                                                          ------
Total Restaurants                                          7,753
                                                          ------
RETAIL -- 4.6%
  Bed, Bath & Beyond*                      7,600             238
  Borders Group*                         187,000           3,202
  CML Group                              275,000           1,581
  Kroger*                                169,505           5,657
  Lowe's                                 159,200           4,298
  Pep Boys                               100,000           2,188
  Vons*                                   23,000             584
                                                          ------
Total Retail                                              17,748
                                                          ------
RUBBER & PLASTIC -- 2.4%
  Goodyear Tire & Rubber                 245,000           9,310
                                                          ------
Total Rubber & Plastic                                     9,310
                                                          ------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.5%
  Intel                                   73,400           5,129
  Micron Technology                       24,500           1,730
  National Semiconductor*                 76,000           1,853
  VLSI Technology                         40,000             940
                                                          ------
Total Semi-Conductors/Instruments                          9,652
                                                          ------
SERVICES-EMPLOYMENT AGENCIES -- 0.8%
  Manpower                               116,000           3,147
                                                          ------
Total Services-Employment Agencies                         3,147
                                                          ------
SPECIALTY MACHINERY -- 0.9%
  Westinghouse Electric                  235,000           3,319
                                                          ------
Total Specialty Machinery                                  3,319
                                                          ------
STEEL & STEEL WORKS -- 1.6%
  Birmingham Steel                         8,070             123
  Phelps Dodge                            46,600           2,953
  USX -- U.S. Steel Group                100,100           2,991
                                                          ------
Total Steel & Steel Works                                  6,067
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Equity Fund -- continued

   ----------------------------------------------------------
                                      Shares/Face       Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
TELEPHONES & TELECOMMUNICATION -- 5.6%
  Cellular Communications -- Class
    A*                                    24,773       $   1,328
  MCI Communications                     178,475           4,451
  SBC Communications                      80,000           4,470
  Worldcom*                              350,100          11,422
                                                          ------
Total Telephones & Telecommunication                      21,671
                                                          ------
WHOLESALE -- 0.2%
  Jan Bell Marketing*                     80,480             272
  Michael Foods                            3,726              45
  Universal -- Va                         21,770             457
                                                          ------
Total Wholesale                                              774
                                                          ------
Total Common Stock
  (Cost $362,939,414)                                    379,235
                                                          ------
PREFERRED STOCKS -- 0.7%
PRINTING & PUBLISHING -- 0.4%
  News -- Preferred Shares ADR            72,915           1,331
                                                          ------
Total Printing & Publishing                                1,331
                                                          ------
TELEPHONES & TELECOMMUNICATION -- 0.3%
  Cellular Communications
    Preferred*                            23,866           1,280
                                                          ------
Total Telephones & Telecommunication                       1,280
                                                          ------
Total Preferred Stocks
  (Cost $2,565,048)                                        2,611
                                                          ------
COMMERCIAL PAPER -- 0.9%
  American Express
    5.750%, 11/01/95                   $   3,336           3,336
                                                          ------
Total Commercial Paper
  (Cost $3,336,000)                                        3,336
                                                          ------
Total Investments -- 100.1%
  (Cost $368,840,462)                                    385,182
                                                          ------
OTHER ASSETS AND LIABILITIES -- (0.1%)
  Other Assets and Liabilities,
    Net                                                     (239)
                                                          ------
Total Other Assets and Liabilities                          (239)
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 22,159,807
    outstanding shares of
    beneficial interest                                  334,512
  Portfolio shares of the Retail
    Class (unlimited
    authorization -- $0.001 par
    value) based on 385,955
    outstanding shares of
    beneficial interest                                    5,056
  Undistributed net investment
    income                                                   101
  Undistributed net realized gain
    on investments                                        28,932
  Unrealized appreciation on
    investments                                           16,342
                                                          ------
Total Net Assets -- 100.0%                             $ 384,943
                                                          ======

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
Net Asset Value, Offering Price
  and Redemption Price Per
  Share -- Institutional Class                         $   17.07
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   17.08
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($17.08 / 98.0%)                                     $   17.43
                                                          ======
*      Non-income producing security
ADR   American Depository Receipt


SPECIAL EQUITY FUND


COMMON STOCK -- 96.1%
AEROSPACE & DEFENSE -- 1.0%
  McDonnell Douglas                        7,500       $     613
                                                          ------
Total Aerospace & Defense                                    613
                                                          ------
AGRICULTURE PRODUCTS -- 0.8%
  Terra Industries                        35,000             442
                                                          ------
Total Agriculture Products                                   442
                                                          ------
APPAREL/TEXTILES -- 3.7%
  Burlington Industries*                   5,117              57
  Cyrk International*                     20,100             221
  Fieldcrest Cannon*                      17,400             335
  Gadzooks*                                1,000              19
  Gucci Group*                             2,700              81
  Haggar                                  20,000             330
  Oneita Industries*                      55,000             371
  Oxford Industries                       20,000             325
  Quaker Fabric*                          11,900             107
  Supreme International*                  18,400             294
                                                          ------
Total Apparel/Textiles                                     2,140
                                                          ------
AUTOMOTIVE -- 1.2%
  Ford                                    13,000             373
  Magna International -- Class A           6,500             281
  Walbro                                   3,000              59
                                                          ------
Total Automotive                                             713
                                                          ------
BANKS -- 5.4%
  Bank of Boston                          14,500             645
  BankAmerica                             13,900             799
  Barnett Banks                            7,000             387
  Chase Manhattan                         12,000             684
  Chemical Banking                         9,100             518
  MBNA                                     2,200              81
                                                          ------
Total Banks                                                3,114
                                                          ------
BROADCASTING, NEWSPAPERS & ADVERTISING -- 0.1%
  Argyle Television*                       2,000              34
                                                          ------
Total Broadcasting, Newspapers & Advertising                  34
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
BUILDING & CONSTRUCTION -- 1.4%
  Empresas ICA S.A.-ADS                    7,500      $       71
  Webb (Del. E.)                          35,000             727
                                                          ------
Total Building & Construction                                798
                                                          ------
CHEMICALS -- 0.4%
  Kinark*                                 65,000             195
                                                          ------
Total Chemicals                                              195
                                                          ------
COMMUNICATIONS EQUIPMENT -- 1.0%
  ECI Telecommunications*                  9,000             171
  First Alert*                            22,000             341
  Qualcomm*                                1,500              58
                                                          ------
Total Communications Equipment                               570
                                                          ------
COMPUTER SOFTWARE -- 4.7%
  Autotote -- Class A*                    35,000             105
  Checkfree*                               3,600              76
  Computer Associates
    International                          8,500             468
  Computervision*                         72,500             850
  Control Data Systems*                   60,000             795
  Gametek*                                10,000              18
  Pyxis*                                  16,947             214
  Simware*                                18,400             173
                                                          ------
Total Computer Software                                    2,699
                                                          ------
COMPUTERS & SERVICES -- 2.4%
  IBM                                      8,500             826
  International Game Technology           21,514             250
  Landmark Graphics*                       7,200             157
  Mizar*                                  18,200             155
                                                          ------
Total Computers & Services                                 1,388
                                                          ------
CONCRETE & MINERAL PRODUCTS -- 1.3%
  Owens Corning Fiberglass*               17,500             742
                                                          ------
Total Concrete & Mineral Products                            742
                                                          ------
CONTAINERS & PACKAGING -- 0.6%
  Owens-Illinois*                         25,700             324
                                                          ------
Total Containers & Packaging                                 324
                                                          ------
ELECTRICAL SERVICES -- 1.0%
  SCE                                     35,000             595
                                                          ------
Total Electrical Services                                    595
                                                          ------
ELECTRONIC GAMING DEVICES -- 1.1%
  Mikohn Gaming*                         110,000             495
  Video Lottery Technologies*             34,200             162
                                                          ------
Total Electronic Gaming Devices                              657
                                                          ------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT -- 1.9%
  Cincinnati Microwave*                   27,300             157
  Philips Electronics ADR*                18,300             707
  Rexel*                                  18,800             216
  Smartflex Systems*                       2,300              34
                                                          ------
Total Electronic and Other Electrical Equipment            1,114
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
ENERGY & POWER -- 1.3%
  Zurn Industries                         30,000       $     750
                                                          ------
Total Energy & Power                                         750
                                                          ------
ENGINEERING CONSULTING -- 0.1%
  Corrpro Companies*                       9,700              55
                                                          ------
Total Engineering Consulting                                  55
                                                          ------
ENTERTAINMENT -- 1.0%
  Boomtown*                               17,000             125
  Cinergi Pictures Entertainment*         14,300              55
  Hollywood Park*                         20,000             194
  President Casinos*                      17,226              53
  Sports Club*                            38,000             162
                                                          ------
Total Entertainment                                          589
                                                          ------
ENVIRONMENTAL CONSULTING -- 0.5%
  Harding Associates*                     40,300             277
                                                          ------
Total Environmental Consulting                               277
                                                          ------
ENVIRONMENTAL SERVICES -- 1.3%
  Browning Ferris Industries              25,000             728
                                                          ------
Total Environmental Services                                 728
                                                          ------
FINANCIAL SERVICES -- 3.7%
  Donaldson, Luftkin, & Jenrette*          4,800             143
  Household International                  5,600             315
  ITT                                      5,000             613
  Jayhawk Acceptance*                     27,400             329
  WFS Financial*                          45,000             747
                                                          ------
Total Financial Services                                   2,147
                                                          ------
FOOD, BEVERAGE & TOBACCO -- 5.6%
  Cott                                    19,000             157
  Michael Foods                           51,476             624
  Pepsi-Cola Puerto Rico Bottling*        69,200             944
  Philip Morris Companies                  8,500             718
  RJR Nabisco Holdings                    19,200             590
  Rymer Foods*                           178,600             223
                                                          ------
Total Food, Beverage & Tobacco                             3,256
                                                          ------
HOME BUILDERS -- 0.4%
  Belmont Homes*                           4,100              72
  Cavalier Homes                          10,925             185
                                                          ------
Total Home Builders                                          257
                                                          ------
HOTELS & LODGING -- 1.3%
  John Q. Hammons Hotels*                  9,600             113
  Prime Hospitality*                      64,500             637
                                                          ------
Total Hotels & Lodging                                       750
                                                          ------
HOUSEHOLD FURNITURE & FIXTURES -- 0.7%
  Ameriwood Industries
    International*                        20,900             105
  Winsleow Furniture*                     44,180             287
                                                          ------
Total Household Furniture & Fixtures                         392
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Special Equity Fund -- continued

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
INSURANCE -- 3.5%
  Allstate                                   740       $      27
  Gryphon Holdings*                       36,700             573
  Pac Rim Holding*                        87,700             252
  Prudential Reinsurance Holdings*        32,700             667
  St. Paul Companies                       3,840             195
  The Travelers Group                      6,500             328
  Transport Holdings*                         33               1
                                                          ------
Total Insurance                                            2,043
                                                          ------
LABORATORY ANALYTICAL INSTRUMENTS -- 0.4%
  Molecular Dynamics*                      1,400               8
  Perseptive Biosystems*                  21,000             224
                                                          ------
Total Laboratory Analytical Instruments                      232
                                                          ------
MACHINERY -- 3.9%
  Agco                                     8,950             401
  Caterpillar                             11,500             645
  Deere                                    7,500             670
  Kuhlman                                 50,000             575
                                                          ------
Total Machinery                                            2,291
                                                          ------
MEDICAL PRODUCTS & SERVICES -- 6.0%
  Acme United*                           129,200             388
  Aequitron Medical*                       9,000              71
  Community Psychiatric*                  12,400             135
  Cooper Companies*                       50,000             294
  Keravision*                             34,500             427
  Metra Biosystems*                        6,800             126
  Pace Health Management Systems*         43,500             201
  Possis Medical*                         22,600             319
  Resound*                                47,400             373
  Scios Nova*                            218,200             789
  Sterling House*                         18,000             223
  United Healthcare                        1,366              73
  Value Health*                            5,400             124
                                                          ------
Total Medical Products & Services                          3,543
                                                          ------
METALS & MINING -- 0.9%
  Potash of Saskatchewan                   7,800             543
                                                          ------
Total Metals & Mining                                        543
                                                          ------
OIL AND GAS FIELD EXPLORATION SERVICES -- 1.9%
  Enron                                   10,000             344
  Repsol S.A. ADR                         25,000             740
                                                          ------
Total Oil and Gas Field
  Exploration Services                                     1,084
                                                          ------
PAPER & PAPER PRODUCTS -- 1.1%
  International Paper                     17,000             629
                                                          ------
Total Paper & Paper Products                                 629
                                                          ------
PETROLEUM & FUEL PRODUCTS -- 0.1%
  Kelley Oil & Gas*                       15,000              38
                                                          ------
Total Petroleum & Fuel Products                               38
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
PHARMACEUTICALS -- 7.1%
  Alpharma                                18,700       $     449
  Anesta*                                 45,200             480
  Aphton*                                 24,300             231
  Elan*                                   17,000             682
  Guilford Pharmaceuticals*               22,600             373
  ISIP Pharmaceuticals*                   27,300             276
  NBTY*                                   26,500             133
  Pharmaceutical Resources*               91,300             753
  Roberts Pharmaceutical*                 12,500             242
  Teva Pharmaceutical Industries
    ADR                                   14,000             550
                                                          ------
Total Pharmaceuticals                                      4,169
                                                          ------
RAILROADS -- 1.0%
  CSX                                      7,200             603
                                                          ------
Total Railroads                                              603
                                                          ------
REAL ESTATE -- 0.2%
  Agree Realty                             9,400             139
                                                          ------
Total Real Estate                                            139
                                                          ------
REPAIR SERVICES -- 0.1%
  Earl Scheib*                             4,900              29
                                                          ------
Total Repair Services                                         29
                                                          ------
RESTAURANTS -- 4.0%
  Darden Restaurants*                     81,500             927
  Hometown Buffet*                        44,800             588
  Rally's Hamburgers*                      5,815              11
  Uno Restaurant*                         90,000             686
  Vicorp Restaurants*                      5,000              55
  Vie De France*                          21,000              66
                                                          ------
Total Restaurants                                          2,333
                                                          ------
RETAIL -- 6.4%
  Bed Bath & Beyond*                       3,500             109
  Bon-Ton Stores*                         51,000             332
  Border Group*                           54,000             926
  Chico's Fas*                             8,300              37
  CML Group                               92,200             530
  De Rigo S.P.A. ADR*                        200               4
  Drug Emporium*                          92,100             374
  Intimate Brands*                         5,400              90
  Kroger*                                 16,000             534
  Pacific Sunwear of California*          74,900             543
  Sportmart Class A*                      14,400              68
  Sportmart*                              14,400             110
  Strouds*                                19,000              88
                                                          ------
Total Retail                                               3,745
                                                          ------
RUBBER & PLASTIC -- 1.7%
  Goodyear Tire And Rubber                13,000             494
  O'Sullivan                              45,000             495
                                                          ------
Total Rubber & Plastic                                       989
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                      Shares/Face       Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
SEMI-CONDUCTORS -- 3.8%
  ESS Technology*                          9,100      $      273
  Intel                                    7,400             517
  Lam Research*                            7,500             457
  Micron Technology                        7,800             550
  National Semiconductor*                 17,300             422
                                                          ------
Total Semi-Conductors                                      2,219
                                                          ------
SERVICES-EMPLOYMENT AGENCIES -- 0.9%
  Manpower                                20,000             543
                                                          ------
Total Services-Employment Agencies                           543
                                                          ------
SPORTING AND ATHLETIC GOODS -- 1.2%
  Callaway Golf                           36,500             597
  Meridian Sports*                        17,300             104
                                                          ------
Total Sporting and Athletic Goods                            701
                                                          ------
STEEL & STEEL WORKS -- 2.5%
  Ak Steel Holding                        22,000             682
  Cold Metal Products*                    42,800             246
  USX                                     17,500             523
                                                          ------
Total Steel & Steel Works                                  1,451
                                                          ------
TELEPHONES & TELECOMMUNICATION -- 2.3%
  Cellular Communications -- Class
    A*                                     5,439             292
  Executone Information Systems*          55,900             143
  Intermedia Communications of
    Florida*                              40,500             511
  Nextel Communications*                  15,000             208
  Peoples Telephone*                      14,300              37
  Telefonica De Espana ADR                 4,000             151
                                                          ------
Total Telephones & Telecommunication                       1,342
                                                          ------
TRUCKING -- 1.6%
  Expeditors International of
    Washington                            25,000             656
  PST Vans*                               45,900             258
                                                          ------
Total Trucking                                               914
                                                          ------
VIDEO TECHNOLOGY -- 1.3%
  Videonics*                              55,000             770
                                                          ------
Total Video Technology                                       770
                                                          ------
WHOLESALE -- 0.3%
  Government Technology Services*         33,500             188
                                                          ------
Total Wholesale                                              188
                                                          ------
Total Common Stock
  (Cost $55,333,061)                                      55,877
                                                          ------
COMMERCIAL PAPER -- 4.4%
  American Express
    5.750%, 11/01/95                   $   2,540           2,540
                                                          ------
Total Commercial Paper
  (Cost $2,540,000)                                        2,540
                                                          ------
Total Investments -- 100.5%
  (Cost $57,873,061)                                      58,417
                                                          ------
OTHER ASSETS AND LIABILITIES -- (0.5%)
  Other Assets and Liabilities,
    Net                                                     (287)
                                                          ------
Total Other Assets and Liabilities                          (287)
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 5,027,349
    outstanding shares of
    beneficial interest                                $  48,443
  Portfolio shares of the Retail
    Class (unlimited
    authorization -- $0.001 par
    value) based on 64,279
    outstanding shares of
    beneficial interest                                      643
  Undistributed net investment
    income                                                    16
  Undistributed net realized gain
    on investments                                         8,483
  Unrealized appreciation on
    investments                                              545
                                                          ------
Total Net Assets: -- 100.0%                            $  58,130
                                                          ======
Net Asset Value, Offering Price
  and Redemption Price Per
  Share -- Institutional Class                         $   11.42
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   11.42
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($11.42 / 98.0%)                                     $   11.65
                                                          ======
*      Non-income producing security
ADR   American Depository Receipt


INTERNATIONAL EQUITY FUND


FOREIGN COMMON STOCKS 90.2%
ARGENTINA 1.4%
  Banco Frances Rio Plata ADR              2,200       $      49
  Cementera Argentina*                     6,500              28
  Commercial del Plata*                   19,000              38
  Irsa GDR*                                1,400              29
  Quilmes Industrial                       2,200              39
                                                          ------
Total Argentina                                              183
                                                          ------
AUSTRALIA 0.8%
  Newscorp                                21,000             106
                                                          ------
Total Australia                                              106
                                                          ------
CHILE 0.2%
  Santa Isabel ADR*                        1,100              25
                                                          ------
Total Chile                                                   25
                                                          ------
FINLAND 3.6%
  Nokia, Cl A                              8,400             481
                                                          ------
Total Finland                                                481
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

International Equity Fund -- continued

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
FRANCE 1.7%
  Axa                                        800       $      44
  Business Objects ADR*                    1,300              56
  Castorama                                  165              27
  Cie Bancaire                               350              36
  SGS-Thomson ADR*                         1,500              68
                                                          ------
Total France                                                 231
                                                          ------
GERMANY 0.7%
  Veba                                     2,250              92
                                                          ------
Total Germany                                                 92
                                                          ------
HONG KONG 5.9%
  Cheung Kong Holdings                    11,000              62
  Citic Pacific                           20,800              65
  First Pacific                          266,000             306
  HSBC Holdings                           15,200             221
  Hutchison Whampoa                       12,000              66
  Sun Hung Kai Properties                  8,000              64
                                                          ------
Total Hong Kong                                              784
                                                          ------
INDIA 0.6%
  East India Hotels GDR*                   1,400              24
  I.T.C. ADR*                              4,100              36
  Ranbaxy Laboratories GDR                 1,000              22
                                                          ------
Total India                                                   82
                                                          ------
INDONESIA 1.0%
  Indonesian Satellite ADR                 4,000             133
                                                          ------
Total Indonesia                                              133
                                                          ------
IRELAND 0.4%
  Elan ADR*                                1,300              52
                                                          ------
Total Ireland                                                 52
                                                          ------
ISRAEL 0.3%
  ECI Telecommunications                   1,800              34
                                                          ------
Total Israel                                                  34
                                                          ------
ITALY 2.7%
  Assicurazioni Generali                   2,200              51
  Falck*                                  12,200              28
  Fila Holdings ADR                          900              39
  Gucci Group ADR*                         3,100              93
  Mediobanca                               4,000              27
  Telecom Italia                          71,500             120
                                                          ------
Total Italy                                                  358
                                                          ------
JAPAN 27.7%
  Advantest                                4,000             227
  Alpine Electronics                       4,000              56
  Best Denski                              2,000              29
  Bridgestone                              3,000              42
  Canon                                    6,000             103
  Canon Sales                              1,000              24
  Daini Denden                                32             259
  Daiwa Securities                         7,000              82
  Fanuc                                    2,000              87

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
  Hirose Electric                          1,050       $      67
  Ito Yokado                               3,000             164
  Keyence                                    500              62
  Koa                                      5,000              81
  Kokusai Electric                         5,000             114
  Komatsu                                  6,000              47
  Kubota                                   6,000              37
  Kurita Water Industries                  1,000              28
  Kyocera                                  4,000             328
  Makita                                   2,000              31
  Marui                                    2,000              35
  Matsushita Electric                      3,000              43
  Mitsubishi Electric                      5,000              37
  Mitsubishi Estate                        7,000              75
  Mitsubishi Trust & Banking               2,000              28
  Mitsui Fudosan                           5,000              57
  Murata                                   4,000             140
  NEC                                     20,000             264
  Nikon                                   10,000             143
  Nippon Telegraph & Telephone                 4              33
  Nissan Motors                            7,000              47
  Nomura Securities                        6,000             110
  NTT Data Communications                      3              75
  Sankyo                                   1,000              22
  Sanwa Bank                               3,000              51
  Sharp                                    7,000              97
  Sony                                     1,000              45
  Sumitomo Bank                            3,000              53
  Sumitomo Trust & Banking                 4,000              46
  Takeda Chemical Industries               2,000              28
  TDK                                      1,000              52
  Tokyo Electronics                        4,000             174
  Toray                                    6,000              37
  Toyota Motor                             4,000              74
  Ushio                                    2,000              23
  Yamanouchi Pharmaceutical                3,000              67
                                                          ------
Total Japan                                                3,724
                                                          ------
LUXEMBOURG 0.1%
  Millicom International*                    500              17
                                                          ------
Total Luxembourg                                              17
                                                          ------
MALAYSIA 3.8%
  Arab-Malaysian Merchant Bank            12,000             148
  Malayan Banking                         10,000              81
  New Straits Times Press                 20,000              63
  Sime Darby Malaysia                     20,000              50
  Technology Resources*                   44,000             112
  United Engineers                         9,000              56
                                                          ------
Total Malaysia                                               510
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
MEXICO 2.0%
  Bufete Industrial ADR*                   1,600       $      21
  Cemex, Cl A                              5,300              16
  Cifra*                                  35,000              37
  Grupo Carso ADR*                         2,500              24
  Grupo Financiero Banamex, Cl B          11,000              19
  Grupo Financiero Banamex, Cl L             550               1
  Grupo Financiero Inbursa, Cl C          20,000              55
  Grupo Iusacell ADS*                      1,400              17
  Grupo Modelo, Cl C                       5,000              19
  Grupo Posadas, Cl A*                    52,300              17
  Grupo Synkro ADR, Cl B*                 80,000              20
  Kimberly Clark, Cl A                     1,700              22
                                                          ------
Total Mexico                                                 268
                                                          ------
NETHERLANDS 4.7%
  Advanced Semi-Conductor ADR*               700              33
  ASM Litho Holdings ADR*                  2,000              97
  Baan ADR*                                2,300              98
  Elsevier                                 4,500              58
  Getronics                                1,000              48
  International Nederlanden                  500              30
  Madge Networks ADR*                      1,900              80
  Philips Electronics                      1,800              70
  Polygram                                 1,100              69
  Wolters Kluwer                             500              46
                                                          ------
Total Netherlands                                            629
                                                          ------
NEW ZEALAND 0.5%
  Telecom New Zealand ADR                  1,015              67
                                                          ------
Total New Zealand                                             67
                                                          ------
NORWAY 1.2%
  Hafslund Nycomed, Cl B                   1,200              34
  Petroleum Geo-Services ADR*              6,200             120
                                                          ------
Total Norway                                                 154
                                                          ------
PERU 0.3%
  Banco Wiese ADR                          6,900              46
                                                          ------
Total Peru                                                    46
                                                          ------
PHILIPPINES 0.5%
  San Miguel, Cl B                        20,000              66
                                                          ------
Total Philippines                                             66
                                                          ------
SINGAPORE 1.9%
  City Development                         7,000              43
  Creative Technology ADR*                 1,100              13
  Flextronics ADR*                         1,000              23
  Singapore Press, F                       2,400              38
  Straits Steamship Land                  14,000              39
  United Overseas Bank, F                 10,600              93
                                                          ------
Total Singapore                                              249
                                                          ------
SOUTH KOREA 3.1%
  Korea Fund                               3,000              65
  Korea Mobile Telecom GDR*                2,500              93
  Samsung Electric Non-Voting
    GDS New*                               4,000             256
  Samsung Electric Voting GDR*                22               2
                                                          ------
Total South Korea                                            416
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
SWEDEN 7.4%
  Allgan, Cl B                             1,600       $      24
  Asea, Cl B                               1,400             138
  Astra, Cl B                              5,200             188
  Autoliv                                  2,200             126
  Ericsson Telephone ADR                  23,400             500
  Pharmacia, Cl B                            500              17
                                                          ------
Total Sweden                                                 993
                                                          ------
SWITZERLAND 4.9%
  Brown Boveri & Cie Bearer                   65              75
  Ciba Geigy                                 125             108
  Roche Holdings                              35             255
  Sandoz Pharmaceutical                      260             215
                                                          ------
Total Switzerland                                            653
                                                          ------
THAILAND 2.3%
  Advanced Info Service, F                 9,000             148
  Land and House, F                        2,000              32
  Total Access Communications ADR         11,000              67
  United Communications                    5,000              63
                                                          ------
Total Thailand                                               310
                                                          ------
UNITED KINGDOM 10.5%
  Barclays Bank                            5,200              61
  BAT                                      4,200              34
  British Sky Broadcasting ADR             5,500             197
  Commercial Union                         5,300              51
  Glaxo Wellcome                           7,200              97
  Logica                                   6,100              46
  Next                                    12,000              78
  Reuters                                 16,200             151
  Smithkline Beecham                      20,500             210
  Takare                                   6,000              19
  Tele-Communications ADR, Cl A*           7,500             170
  Vodafone Group                          26,200             108
  WPP Group                               11,600              28
  Zeneca Group                             8,000             149
                                                          ------
Total United Kingdom                                       1,399
                                                          ------
Total Foreign Common Stocks
  (Cost $11,387,561)                                      12,062
                                                          ------
FOREIGN PREFERRED STOCKS 1.4%
GERMANY 1.4%
  SAP                                      1,250             191
                                                          ------
Total Germany                                                191
                                                          ------
Total Foreign Preferred Stocks
  (Cost $158,684)                                            191
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

International Equity Fund -- continued

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
TIME DEPOSIT 7.7%
  Bank of New York -- Cayman
    Time Deposit
    5.563%, 11/01/95                   $   1,029       $   1,029
                                                          ------
Total Time Deposit
  (Cost $1,028,558)                                        1,029
                                                          ------
Total Investments (99.3% of Net Assets)
  (Cost $12,574,803)                                      13,282
                                                          ------
OTHER ASSETS AND LIABILITIES 0.7%
  Other Assets and Liabilities, Net                           99
                                                          ------
Total Other Assets and Liabilities                            99
                                                          ------
NET ASSETS:
  Portfolio shares of
    Institutional
    Class (unlimited
    authorization -- $0.001 par
    value) -- based on
    1,214,982 outstanding shares                          12,425
  Portfolio shares of Retail
    Class (unlimited
    authorization -- $0.001 par
    value) -- based on
    758 outstanding shares                                     8
  Accumulated net investment loss                             (5)
  Undistributed net realized gain
    on investments and foreign
    currency transactions                                    201
  Unrealized appreciation on
    forward foreign currency
    contracts, foreign currency
    and translation of other
    assets and liabilities in
    foreign currency                                          45
  Unrealized appreciation on
    investments                                              707
                                                          ------
Total Net Assets: -- 100.0%                            $  13,381
                                                          ======
Net Asset Value, Offering Price
  and
  Redemption Price Per Share --
  Institutional Class                                  $   11.01
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.99
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.99 / 98%)                                       $   11.21
                                                          ======
*        Non-income producing security
ADR     American Depository Receipts
ADS     American Depository Shares
GDR    Global Depository Receipts
GDS     Global Depository Shares
Cl       Class
F       Foreign Registry Shares


BALANCED FUND


COMMON STOCK -- 38.5%
AEROSPACE & DEFENSE -- 0.2%
  McDonnell Douglas                          900       $      74
                                                          ------
Total Aerospace & Defense                                     74
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
AIRCRAFT -- 1.1%
  Allied Signal                            3,800       $     162
  Boeing                                   1,500              98
  Textron                                  1,000              69
  United Technologies                        900              80
                                                          ------
Total Aircraft                                               409
                                                          ------
APPAREL/TEXTILES -- 0.2%
  Burlington Industries*                   1,900              21
  Fruit Of The Loom*                       3,000              52
                                                          ------
Total Apparel/Textiles                                        73
                                                          ------
AUTOMOTIVE -- 0.7%
  Ford Motor                               7,700             222
  Magna International, Class A             1,000              43
                                                          ------
Total Automotive                                             265
                                                          ------
BANKS -- 3.9%
  Bank of Boston                           2,600             116
  BankAmerica                              8,300             477
  Chase Manhattan                          7,800             445
  Chemical Banking                         4,400             250
  Citicorp                                 3,500             227
                                                          ------
Total Banks                                                1,515
                                                          ------
BOOKS -- 0.0%
  Borders Group*                           1,000              17
                                                          ------
Total Books                                                   17
                                                          ------
BUILDING & CONSTRUCTION -- 0.3%
  Webb (Del E.)                            5,400             112
                                                          ------
Total Building & Construction                                112
                                                          ------
CHEMICALS -- 1.5%
  Dow Chemical                               900              62
  Hercules                                 1,900             101
  IMC Global                               1,700             119
  Monsanto                                 1,200             126
  Praxair                                  6,500             175
                                                          ------
Total Chemicals                                              583
                                                          ------
COMMUNICATIONS EQUIPMENT -- 0.5%
  First Alert*                             1,200              19
  Motorola                                 1,300              85
  Qualcomm*                                2,500              96
                                                          ------
Total Communications Equipment                               200
                                                          ------
COMPUTER SOFTWARE -- 0.5%
  Computer Associates
    International                          2,400             131
  International Game Technology            5,400              63
  Pyxis*                                   1,000              13
                                                          ------
Total Computer Software                                      207
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
COMPUTERS & SERVICES -- 2.4%
  Apple Computer                           3,600      $      131
  Compaq Computer*                         2,000             112
  Digital Equipment*                       3,500             189
  Hewlett Packard                            800              74
  IBM                                      4,000             389
  Novell*                                  2,252              37
                                                          ------
Total Computers & Services                                   932
                                                          ------
CONCRETE & MINERAL PRODUCTS -- 0.1%
  Owens Corning Fiberglass*                1,200              51
                                                          ------
Total Concrete & Mineral Products                             51
                                                          ------
CONTAINERS & PACKAGING -- 0.2%
  Owens-Illinois*                          5,300              67
                                                          ------
Total Containers & Packaging                                  67
                                                          ------
ELECTRICAL SERVICES -- 2.5%
  American Electric Power                  1,800              69
  Central And South West                   4,100             110
  Consolidated Edison New York             5,400             164
  Pacific Gas And Electric                 4,200             123
  Peco Energy                              8,500             248
  SCE                                     14,300             243
                                                          ------
Total Electrical Services                                    957
                                                          ------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT -- 1.8%
  General Electric                         7,200             456
  Philips Electronics ADR                  2,700             104
  Texas Instruments                        1,800             123
                                                          ------
Total Electronic and Other
  Electrical Equipment                                       683
                                                          ------
ENTERTAINMENT -- 0.1%
  MGM Grand*                               1,800              43
                                                          ------
Total Entertainment                                           43
                                                          ------
ENVIRONMENTAL SERVICES -- 0.3%
  Browning Ferris Industries               4,500             131
                                                          ------
Total Environmental Services                                 131
                                                          ------
FINANCIAL SERVICES -- 1.6%
  Dean Witter Discover                     3,700             183
  Fleet Financial Group                    2,000              78
  Household International                  1,400              79
  ITT                                      1,500             184
  MBNA                                     2,500              92
                                                          ------
Total Financial Services                                     616
                                                          ------
FOOD, BEVERAGE & TOBACCO -- 3.1%
  IBP                                      1,900             114
  Nabisco Holdings -- Class A              8,000             215
  Philip Morris Companies                  6,700             566
  RJR Nabisco Holdings                    10,300             317
                                                          ------
Total Food, Beverage & Tobacco                             1,212
                                                          ------
HOUSEHOLD PRODUCTS -- 0.1%
  Maytag                                   2,700              51
                                                          ------
Total Household Products                                      51
                                                          ------

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
INSURANCE -- 1.6%
  Aetna Life And Casualty                  1,200       $      84
  Allstate                                   462              17
  Cigna                                    1,200             119
  Equitable Companies                      7,300             155
  The Travelers Group                      5,000             253
  Transport Holdings -- Class A*              25               1
                                                          ------
Total Insurance                                              629
                                                          ------
MACHINERY -- 1.1%
  Baker Hughes                             3,000              59
  Case Equipment                           2,500              95
  Caterpillar                              1,200              67
  Deere                                    1,800             161
  McDermott International                  1,300              21
                                                          ------
Total Machinery                                              403
                                                          ------
MEDICAL PRODUCTS & SERVICES -- 0.8%
  Beverly Enterprises*                     5,100              60
  Community Psychiatric*                   1,500              16
  FHP International*                       1,500              36
  Foundation Health*                       1,600              68
  Health Systems International
    Class A*                                 700              21
  Humana*                                  1,500              32
  Novacare*                                2,300              14
  United Healthcare                          500              27
  United States Surgical                   1,700              42
                                                          ------
Total Medical Products & Services                            316
                                                          ------
METALS & MINING -- 0.3%
  Potash of Saskatchewan                   1,700             118
                                                          ------
Total Metals & Mining                                        118
                                                          ------
OIL AND GAS FIELD EXPLORATION SERVICES -- 4.0%
  Ashland                                  3,500             111
  British Petroleum PLC ADR                4,000             353
  Diamond Shamrock                         1,400              36
  Enron                                    3,500             120
  Mobil                                    3,200             322
  Repsol S.A. ADR                          7,100             210
  Royal Dutch Petroleum                    2,200             270
  Tosco                                    2,300              79
  YPF Sociedad Anonima ADR                 2,700              46
                                                          ------
Total Oil and Gas Field Exploration Services               1,547
                                                          ------
PAPER & PAPER PRODUCTS -- 0.2%
  International Paper                      1,800              67
                                                          ------
Total Paper & Paper Products                                  67
                                                          ------
PHARMACEUTICALS -- 1.0%
  Caremark International                     900              19
  Elan Public*                             3,900             156
  Merck                                    1,600              92
  Mylan Laboratories                       2,500              48
  Teva Pharmaceutical Industries
    ADR                                    1,400              55
                                                          ------
Total Pharmaceuticals                                        370
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Balanced Fund -- continued

   ----------------------------------------------------------
                                                        Market
           Description                  Shares        Value (000)
   ----------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%
  Xerox                                      500       $      65
                                                          ------
Total Photographic Equipment & Supplies                       65
                                                          ------
RAILROADS -- 0.5%
  Burlington Northern Santa Fe             1,100              92
  CSX                                      1,200             101
                                                          ------
Total Railroads                                              193
                                                          ------
RESTAURANTS -- 0.6%
  Darden Restaurants*                     17,300             197
  Vicorp Restaurants*                      2,200              24
                                                          ------
Total Restaurants                                            221
                                                          ------
RETAIL -- 1.5%
  CML Group                                9,000              52
  Kroger*                                  7,200             239
  Lowe's                                   6,500             176
  Pep Boys                                 3,500              77
  Vons*                                    1,500              38
                                                          ------
Total Retail                                                 582
                                                          ------
RUBBER & PLASTIC -- 1.0%
  Goodyear Tire And Rubber                 9,700             369
                                                          ------
Total Rubber & Plastic                                       369
                                                          ------
SEMI-CONDUCTORS/INSTRUMENTS -- 1.0%
  Intel                                    3,100             216
  Micron Technology                          900              64
  National Semiconductor*                  3,200              78
  VLSI Technology                          1,500              35
                                                          ------
Total Semi-Conductors/Instruments                            393
                                                          ------
SERVICES-EMPLOYMENT AGENCIES -- 0.3%
  Manpower                                 4,000             109
                                                          ------
Total Services-Employment Agencies                           109
                                                          ------
SPECIALTY MACHINERY -- 0.3%
  Westinghouse Electric                    7,500             106
                                                          ------
Total Specialty Machinery                                    106
                                                          ------
STEEL & STEEL WORKS -- 0.6%
  Birmingham Steel                           300               5
  Phelps Dodge                             1,900             120
  USX -- U.S. Steel Group                  3,900             117
                                                          ------
Total Steel & Steel Works                                    242
                                                          ------
TELEPHONES & TELECOMMUNICATION -- 2.3%
  Cellular Communications -- Class
    A*                                     2,000             107
  MCI Communications                       6,500             162
  SBC Communications                       3,000             168
  Worldcom*                               14,300             467
                                                          ------
Total Telephones & Telecommunication                         904
                                                          ------
WHOLESALE -- 0.1%
  Universal -- Va                            900              19
                                                          ------
Total Wholesale                                               19
                                                          ------
Total Common Stock
  (Cost $14,129,471)                                      14,851
                                                          ------
PREFERRED STOCKS -- 0.1%
PRINTING & PUBLISHING -- 0.1%
  News -- Preferred Shares ADR             3,200              58
                                                          ------
Total Printing & Publishing                                   58
                                                          ------
Total Preferred Stocks
  (Cost $64,400)                                              58
                                                          ------

   ----------------------------------------------------------
                                      Shares/Face       Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 34.8%
  U.S. Treasury Bonds
    8.750%, 05/15/17                   $   1,040       $   1,320
    7.625%, 02/15/25                          80              93
  U.S. Treasury Notes
    7.375%, 05/15/96                         700             707
    7.500%, 01/31/97                         950             971
    6.500%, 05/15/97                         645             653
    8.500%, 05/15/97                          85              89
    7.375%, 11/15/97                       1,645           1,699
    8.125%, 02/15/98                         355             373
    9.000%, 05/15/98                         815             878
    9.250%, 08/15/98                         430             469
    8.875%, 11/15/98                       1,105           1,201
    6.750%, 05/31/99                       1,215           1,253
    7.125%, 09/30/99                         600             627
    7.500%, 10/31/99                         970           1,028
    7.500%, 11/15/01                       1,275           1,379
    9.250%, 02/15/16                         510             673
                                                          ------
Total U.S. Treasury Obligations
  (Cost $13,321,228)                                      13,413
                                                          ------
CORPORATE OBLIGATIONS -- 5.2%
  Ahmanson H. F
    7.875%, 09/01/04                         185             197
  Bear Stearns
    6.875%, 10/01/05                         175             175
  Capital One Bank
    8.125%, 02/27/98                          90              94
  Chase Manhattan Bank
    6.500%, 08/01/05                         100              98
  Chemical Bank
    6.125%, 11/01/08                         230             214
  First Nationwide
    10.000%, 10/01/06                         50              59
  Lehman Brothers Holdings
    7.125%, 09/15/03                         175             176
  Manufacturers & Traders
    7.000%, 07/01/05                         165             165
  Niagara Mohawk Power
    Callable @100 04/01/02
    8.750%, 04/01/22                          80              76
  Provident Bank
    6.375%, 01/15/04                         160             156
  TCI Communications
    8.750%, 08/01/15                          90              96
  Tele-Communications
    8.250%, 01/15/03                         100             105
  United Air Lines
    10.670%, 05/01/04                        320             375
                                                          ------
Total Corporate Obligations
  (Cost $1,968,434)                                        1,986
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.2%
  FHLMC CMO Pool #E00388
    7.000%, 08/01/10                 $       139      $      140
  FHLMC Pool #D63546
    7.000%, 09/01/25                         350             347
  FNMA Pool #190203
    8.000%, 02/01/23                         176             180
  FNMA Pool #290383
    7.500%, 05/01/25                         159             161
  FNMA Pool #303460
    6.500%, 07/01/10                         288             286
  FNMA Pool #317278
    7.500%, 07/01/25                         175             176
  GNMA Pool #356688
    7.000%, 07/15/23                         386             384
  GNMA Pool #780190
    7.500%, 07/15/25                         715             728
                                                          ------
Total U.S. Government Agency Obligations
  (Cost $2,393,321)                                        2,402
                                                          ------
YANKEE BONDS -- 3.3%
  AAB-Global
    7.250%, 05/31/05                         250             260
  Carter Holt Harvey
    8.375%, 04/15/15                          85              94
  CSR Finance
    7.700%, 07/21/25                         200             208
  Laidlaw
    8.750%, 04/15/25                          75              86
  Noranda
    8.000%, 06/01/03                         100             107
  Quebec Province
    7.500%, 07/15/23                         280             281
  Santander Finance
    7.875%, 04/15/05                         100             107
  Toronto-Domnion Bank -- New York
    6.150%, 10/15/08                         140             131
                                                          ------
Total Yankee Bonds
  (Cost $1,251,897)                                        1,274
                                                          ------
COMMERCIAL PAPER -- 10.5%
  American Express
    5.750%, 11/01/95                       4,030           4,030
                                                          ------
Total Commercial Paper
  (Cost $4,030,000)                                        4,030
                                                          ------
MORTGAGE RELATED -- 0.9%
  Premier Auto Trust Series 1995-1
    Class A4
    7.850%, 09/04/98                         110             113
  Prudential Home Mortgage
    Securities Pool #1994-29 Class
    A5
    7.000%, 10/25/24                         235             230
                                                          ------
Total Mortgage Related
  (Cost $339,218)                                            343
                                                          ------
Total Investments -- 99.5%
  (Cost $37,497,969)                                      38,357
                                                          ------
OTHER ASSETS AND LIABILITIES -- 0.5%
  Other Assets and Liabilities, Net                          206
                                                          ------
Total Other Assets and Liabilities                           206
                                                          ------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 3,707,254
    outstanding shares of
    beneficial interest                                $  37,304
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    6,676 outstanding shares of
    beneficial interest                                       68
  Undistributed net investment
    income                                                    47
  Undistributed net realized gain
    on investments                                           285
  Unrealized appreciation on
    investments                                              859
                                                          ------
Total Net Assets: -- 100.0%                            $  38,563
                                                          ======
Net Asset Value, Offering Price
  and Redemption Price Per
  Share -- Institutional Class                         $   10.38
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.39
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.39 / 98.0%)                                     $   10.60
                                                          ======

*      Non-income producing security
ADR    American Depository Receipt
CMO    Collateralized Mortgage Obligation
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   Government National Mortgage Association


BOND FUND

U.S. TREASURY OBLIGATIONS -- 35.8%
  U.S. Treasury Bonds
   10.750%, 05/15/03                  $      200       $     257
    8.750%, 05/15/17                       8,745          11,099
    8.125%, 08/15/19                         195             235
    8.500%, 02/15/20                       2,600           3,251
    7.500%, 11/15/24                         500             571
    7.625%, 02/15/25                       2,450           2,843
  U.S. Treasury Notes
    7.500%, 01/31/97                       1,065           1,089
    6.500%, 05/15/97                       1,155           1,170
    8.500%, 05/15/97                       1,225           1,276
    8.500%, 07/15/97                       2,075           2,170
    9.000%, 05/15/98                       6,345           6,836
    9.250%, 08/15/98                      12,140          13,231
    8.875%, 02/15/99                       4,568           4,991
    6.750%, 05/31/99                       6,050           6,239
    7.125%, 09/30/99                       6,335           6,625

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Bond Fund -- continued

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- CONTINUED
    7.500%, 10/31/99                   $   3,955       $   4,192
    7.750%, 01/31/00                       3,780           4,051
                                                          ------
Total U.S. Treasury Obligations
  (Cost $69,349,806)                                      70,126
                                                          ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 30.9%
  FHLMC Pool #D63546
    7.000%, 09/01/25                       3,542           3,517
  FHLMC Pool #E00388
    7.000%, 08/01/10                       1,386           1,398
  FHLMC Pool #E20013
    7.500%, 01/01/08                       3,674           3,748
  FHLMC Pool #E20185
    7.000%, 07/01/10                       1,559           1,572
  FHLMC Series 1254 Class F
    7.250%, 04/15/18                       2,020           2,025
  FHLMC Series 1411 Class E
    6.000%, 02/15/16                       2,580           2,562
  FHLMC Series 1519 Class F
    6.750%, 03/15/07                       1,925           1,953
  FHLMC Series 1528 Class C
    6.500%, 05/15/05                       1,920           1,848
  FHLMC Series 1606 Class KA
    6.250%, 11/15/08                       1,971           1,970
  FHLMC Series 30 Class D
    9.500%, 02/15/20                       2,000           2,186
  FNMA Pool #190203
    8.000%, 02/01/23                       1,836           1,883
  FNMA Pool #290383
    7.500%, 05/01/25                       1,651           1,669
  FNMA Pool #303460
    6.500%, 07/01/10                       3,340           3,313
  FNMA Pool #317278
    7.500%, 07/01/25                       1,840           1,860
  FNMA Pool #50726
    7.000%, 05/01/23                       3,534           3,505
  FNMA Series 1992-124 Class PG
    7.000%, 01/25/18                       1,930           1,942
  FNMA Series 1992-196 Class E
    5.750%, 02/25/03                       1,680           1,655
  FNMA Series 1992-210 Class H
    6.500%, 03/25/19                       1,660           1,641
  FNMA Series 1992-65 Class H
    8.500%, 01/25/20                       1,836           1,914
  FNMA Series 1993-194 Class B
    5.500%, 10/25/98                       1,585           1,543
  FNMA Series 1993-2 Class PD
    6.750%, 01/25/16                       1,600           1,603
  FNMA Series G92-24 Class E
    6.500%, 11/25/20                       1,397           1,392
  GNMA Pool #286395
    9.000%, 04/15/20                       2,611           2,744
  GNMA Pool #356688
    7.000%, 07/15/23                       3,825           3,802
  GNMA Pool #780190
    7.500%, 07/15/25                       7,153           7,280
                                                          ------
Total U.S. Government Agency Obligations
  (Cost $59,949,162)                                      60,525
                                                          ------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
CORPORATE OBLIGATIONS -- 15.4%
  Ahmanson H. F.
    7.875%, 09/01/04                   $   2,500       $   2,656
  Bear Stearns
    6.875%, 10/01/05                       1,640           1,638
  Capital One Bank
    8.125%, 02/27/98                         910             948
  Chase Manhattan Bank
    6.500%, 08/01/05                       1,005             980
  Chemical Bank
    6.125%, 11/01/08                       2,140           1,988
  First Nationwide
    10.000%, 10/01/06                        485             572
  Georgia Pacific
    7.700%, 06/15/15                         975             997
    8.250%, 03/01/23                         770             805
  Great Lakes Power
    8.900%, 12/01/99                         750             798
  Laidlaw
    8.750%, 04/15/25                       1,485           1,710
  Lehman Brothers
    9.875%, 10/15/00                       1,050           1,188
  Lehman Brothers Holdings
    7.125%, 09/15/03                       1,725           1,736
  Manufacturers & Traders
    7.000%, 07/01/05                       1,605           1,605
  Niagara Mohawk Power
    Callable 04/01/02 @ 104
    8.750%, 04/01/22                         940             888
  Provident Bank
    6.375%, 01/15/04                       1,855           1,813
  Southern Cal Gas
    7.500%, 06/15/23                         665             687
  System Energy Resources
    10.500%, 09/01/96                      1,020           1,057
  TCI Communications
    8.750%, 08/01/15                         905             965
  Tele-Communications
    Callable 01/15/03
    9.250%, 01/15/23                       1,885           2,019
  Texas Utilities
    Callable 04/01/03 @ 103.85
    7.875%, 04/01/24                         720             751
  United Air Lines
    10.670%, 05/01/04                      2,910           3,427
  Virginia Electric & Power
    Callable 03/01/05 @ 103.48
    8.250%, 03/01/25                         840             919
                                                          ------
Total Corporate Obligations
  (Cost $29,483,836)                                      30,147
                                                          ------
MORTGAGE RELATED -- 3.3%
  GE Capital Mortgage Services
    Series 1994-2 Class A4
    6.000%, 01/25/09                       2,680           2,605
  Prudential Home Mortgage
    Securities Series 1994-29
    Class A5
    7.000%, 10/25/24                       2,475           2,419

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
MORTGAGE RELATED -- CONTINUED
  Residential Funding Mtg Sec 1
    Series 1993-S7 Class A6
    7.150%, 02/25/08                   $   1,500       $   1,499
                                                          ------
Total Mortgage Related
  (Cost $6,450,512)                                        6,523
                                                          ------
ASSET BACKED SECURITIES -- 2.5%
  Banc One Credit Card Master
    Trust Series 1994-A Class A
    7.150%, 12/15/98                       1,970           2,003
  Premier Auto Trust Series 1995-1
    Class A4
    7.850%, 09/04/98                       1,080           1,111
  Standard Credit Card Master
    Trust Series 1991-4 Class B
    8.250%, 10/07/97                       1,675           1,710
                                                          ------
Total Asset Backed Securities
  (Cost $4,788,625)                                        4,824
                                                          ------
YANKEE BOND -- 7.0%
  AAB-Global
    7.250%, 05/31/05                       2,070           2,150
  Carter Holt Harvey
    8.375%, 04/15/15                         865             961
  CSR Finance
    7.700%, 07/21/25                       1,815           1,885
  Korea Electric Power
    7.750%, 04/01/13                         805             830
  Noranda
    8.000%, 06/01/03                       1,330           1,423
  Quebec Province
    7.500%, 07/15/23                       2,895           2,903
  Santander Finance
    7.875%, 04/15/05                       2,265           2,418
  Toronto-Domnion Bank-New York
    6.150%, 10/15/08                       1,160           1,088
                                                          ------
Total Yankee Bond
  (Cost $13,291,504)                                      13,658
                                                          ------
MEDIUM TERM NOTE -- 1.2%
  Paine Webber
    6.730%, 01/20/04                       1,300           1,267
  Salomon
    6.280%, 02/05/97                       1,160           1,156
                                                          ------
Total Medium Term Note
  (Cost $2,339,420)                                        2,423
                                                          ------
COMMERCIAL PAPER -- 2.4%
  American Express
    5.750%, 11/01/95                       4,607           4,607
                                                          ------
Total Commercial Paper
  (Cost $4,607,000)                                        4,607
                                                          ------
Total Investments -- 98.5%
  (Cost $190,259,865)                                    192,833
                                                          ------
OTHER ASSETS AND LIABILITIES -- 1.5%
  Other Assets and Liabilities, Net                        2,982
                                                          ------
Total Other Assets and Liabilities                         2,982
                                                          ------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 18,422,250
    outstanding shares of
    beneficial interest                                $ 189,788
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    130,046 outstanding shares of
    beneficial interest                                    1,372
  Undistributed net investment
    income                                                   384
  Undistributed net realized gain
    on investments                                         1,698
  Unrealized appreciation on
    investments                                            2,573
                                                          ------
Total Net Assets: -- 100.0%                            $ 195,815
                                                          ======
Net Asset Value, Offering Price
  and
  Redemption Price Per Share --
  Institutional Class                                  $   10.55
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.56
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.56 / 98.0%)                                     $   10.78
                                                          ======

CMO    Collateralized Mortgage Obligation
FNMA   Federal National Mortgage Association
FHLMC  Federal Home Loan Mortgage Corporation
GNMA   Government National Mortgage Association

INTERMEDIATE INCOME FUND

U.S. TREASURY OBLIGATIONS -- 61.1%
  U.S. Treasury Notes
    7.500%, 01/31/97                   $   4,110       $   4,202
    6.500%, 05/15/97                       7,010           7,098
    8.500%, 05/15/97                         700             729
    8.500%, 07/15/97                       8,670           9,068
    6.500%, 08/15/97                       6,890           6,990
    7.375%, 11/15/97                       2,420           2,499
    8.125%, 02/15/98                         145             153
    9.000%, 05/15/98                       4,050           4,364
    9.250%, 08/15/98                      10,580          11,531
    6.750%, 05/31/99                       2,215           2,284
    7.125%, 09/30/99                       7,015           7,336
    7.500%, 10/31/99                       6,270           6,646
    7.750%, 11/30/99                         230             246
    7.750%, 01/31/00                       3,315           3,553
    7.500%, 11/15/01                      14,690          15,883
    7.500%, 02/15/05                       2,360           2,602
                                                          ------
Total U.S. Treasury Obligations
  (Cost $84,374,220)                                      85,184
                                                          ------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Intermediate Income Fund -- continued

   ----------------------------------------------------------
                                          Face          Market
            Description               Amount (000)    Value (000)
   ----------------------------------------------------------
CORPORATE OBLIGATIONS -- 13.3%
  Bear Stearns
    6.875%, 10/01/05                     $  710        $     709
  Capital One Bank
    8.125%, 02/27/98                        800              833
  Chase Manhattan Bank
    6.500%, 08/01/05                        695              678
  Chrysler, Callable @ 100 08/01/97
    10.400%, 08/01/99                     1,095            1,162
  Colonial National Bank
    7.000%, 08/01/03                      1,595            1,609
  First National Bank of Boston
    8.000%, 09/15/04                      2,000            2,150
  Great Lakes Power
    8.900%, 12/01/99                        990            1,053
  KN Energy
    9.940%, 02/01/96                        300              303
  Lehman Bothers
    9.875%, 10/15/00                      2,000            2,263
  Pennsylvania Power And Light
    7.750%, 05/01/02                      1,280            1,358
  Philip Morris, Callable @ 100
    06/11/92
    6.500%, 12/12/95                        250              250
  Provident Bank
    5.000%, 06/15/96                        225              224
  System Energy Resources
    10.500%, 09/01/96                       725              751
  Tele-Communications
    8.250%, 01/15/03                      1,600            1,672
  Transcont Gas
    8.125%, 01/15/97                      1,055            1,076
  United Airlines
    6.750%, 12/01/97                      2,435            2,426
                                                          ------
Total Corporate Obligations
  (Cost $18,319,062)                                      18,517
                                                          ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.6%
  FHLMC Remic Series 1254 Class F
    7.250%, 04/15/18                        205              205
  FHLMC Remic Series 1411 Class E
    6.000%, 02/15/16                      1,725            1,713
  FHLMC Remic Series 1509 Class A
    6.500%, 10/15/00                      1,233            1,216
  FHLMC Remic Series 1519 Class F
    6.750%, 03/15/07                      1,755            1,780
  FHLMC Remic Series 1528 Class C
    6.500%, 05/15/05                      1,755            1,689
  FHLMC Remic Series 1606 Class KA
    6.250%, 11/15/08                        757              757
  FNMA Pool #303460
    6.500%, 07/01/10                      1,809            1,795
  FNMA Pool #327118
    6.500%, 10/01/10                      1,360            1,349
  FNMA Remic Series 1992-124 Class
    PG
    7.000%, 01/25/18                        300              302

   ----------------------------------------------------------
                                          Face          Market
            Description               Amount (000)    Value (000)
   ----------------------------------------------------------
  FNMA Remic Series 1992-196 Class
    E
    5.750%, 02/25/03                      1,140        $   1,123
  FNMA Remic Series 1993-194 Class
    B
    5.500%, 10/25/98                     $1,900            1,851
  FNMA Remic Series G92-24 Class E
    6.500%, 11/25/20                        947              943
                                                          ------
Total U.S. Government Agency Obligations
  (Cost $14,643,023)                                      14,723
                                                          ------
YANKEE BONDS -- 7.0%
  BHP Financial
    5.625%, 11/01/00                      1,730            1,661
  Carter Holt Harvey
    8.875%, 12/01/04                      1,120            1,277
  CSR America
    6.875%, 07/21/05                      1,670            1,693
  Korea Development Bank
    6.250%, 05/01/00                      1,000              994
  Laidlaw
    7.875%, 04/15/05                      1,490            1,585
  Noranda
    8.000%, 06/01/03                        775              829
  Santander Finance
    7.875%, 04/15/05                      1,625            1,734
                                                          ------
Total Yankee Bonds
  (Cost $9,551,082)                                        9,773
                                                          ------
MEDIUM TERM NOTES -- 2.2%
  First USA Bank
    6.880%, 09/12/96                        655              661
  Fleet Financial Group
    7.180%, 07/09/97                        160              163
  International Leases
    7.830%, 11/14/96                      1,345            1,370
  Paine Webber
    6.730%, 01/20/04                        750              731
  Paine Webber Group
    6.630%, 09/17/97                        160              161
                                                          ------
Total Medium Term Notes
  (Cost $3,018,165)                                        3,086
                                                          ------
ASSET BACKED SECURITIES -- 3.1%
  Banc One Credit Card
    Master Trust 1994-A
    7.150%, 12/15/98                      1,675            1,703
  Premier Auto Trust Series 1992-2
    Class A
    6.375%, 09/15/97                         15               15
  Premier Auto Trust Series 1994-4
    Class A4
    6.450%, 05/02/98                      1,625            1,639
  Premier Auto Trust Series 1995-1
    Class 4
    7.850%, 09/04/98                        870              895
                                                          ------
Total Asset Backed Securities
  (Cost $4,230,806)                                        4,252
                                                          ------

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                          Face          Market
            Description               Amount (000)    Value (000)
   ----------------------------------------------------------
COMMERCIAL PAPER -- 1.1%
  American Express
    5.750%, 11/01/95                     $1,567        $   1,567
                                                          ------
Total Commercial Paper
  (Cost $1,567,000)                                        1,567
                                                          ------
Total Investments -- 98.3%
  (Cost $135,703,358)                                    137,102
                                                          ------
OTHER ASSETS AND LIABILITIES -- 1.7%
  Other Assets and Liabilities, Net                        2,371
                                                          ------
Total Other Assets and Liabilities                         2,371
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 12,909,945
    outstanding shares of
    beneficial interest                                  135,805
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    114,722 outstanding shares of
    beneficial interest                                    1,243
  Undistributed net investment
    income                                                   261
  Undistributed net realized gain
    on investments                                           765
  Unrealized appreciation on
    investments                                            1,399
                                                          ------
Total Net Assets: -- 100.0%                            $ 139,473
                                                          ======
Net Asset Value, Offering Price and
  Redemption Price Per Share --
  Institutional Class                                  $   10.71
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.72
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.72 / 98.0%)                                     $   10.94
                                                          ======

FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
REMIC  Real Estate Mortgage Investment Conduit

SHORT-TERM INCOME FUND

U.S. TREASURY OBLIGATIONS -- 65.8%
  U.S. Treasury Notes
    7.500%, 01/31/96                     $2,975        $   2,989
    5.125%, 03/31/96                      4,515            4,508
    7.875%, 07/31/96                      1,500            1,525
    6.500%, 09/30/96                        555              559
    7.500%, 01/31/97                      5,000            5,113
    6.500%, 05/15/97                      2,140            2,167
    8.500%, 05/15/97                        190              198
    5.625%, 08/31/97                      2,000            2,000
    7.375%, 11/15/97                      2,500            2,582
    7.125%, 09/30/99                      2,000            2,091
                                                          ------
Total U.S. Treasury Obligations
  (Cost $23,674,766)                                      23,732
                                                          ------

   ----------------------------------------------------------
                                          Face          Market
            Description               Amount (000)    Value (000)
   ----------------------------------------------------------
CORPORATE BONDS -- 13.0%
  Philip Morris
    6.500%, 12/12/95                        500        $     500
  Provident Bank
    5.000%, 06/15/96                        520              518
  Smith Barney
    6.000%, 03/15/97                        600              599
  Smithkline Beecham
    5.250%, 01/26/96                      1,000              999
  Tele-Communications
    5.280%, 08/20/96                        560              555
  Transcont Gas
    8.125%, 01/15/97                        525              536
  W.R. Grace
    6.500%, 12/01/95                      1,000            1,000
                                                          ------
Total Corporate Bonds
  (Cost $4,698,191)                                        4,707
                                                          ------
MEDIUM TERM NOTES -- 9.0%
  First USA Bank
    6.880%, 09/12/96                        190              192
  Ford Motor Credit
    8.850%, 05/01/96                      1,000            1,015
  International Lease
    7.830%, 11/14/96                      1,000            1,018
  McDonnell Douglas Finance
    7.310%, 02/19/96                        500              502
  Salomon Brothers
    9.000%, 07/23/96                        500              509
                                                          ------
Total Medium Term Notes
  (Cost $3,224,578)                                        3,236
                                                          ------
ASSET BACKED SECURITIES -- 6.1%
  Banc One Credit Card
    Master Trust 1994-A
    7.150%, 12/15/98                        420              427
  Fical Home Equity Loans 90-1a
    8.900%, 11/15/97                         23               23
  Premier Auto Trust 1994-4
    Class A-4
    6.450%, 05/02/98                        600              605

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Short-Term Income Fund -- continued

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
ASSET BACKED SECURITIES -- CONTINUED
  Premier Auto Trust Series 1992-2
    Class A
    6.375%, 09/15/97                   $     103       $     103
  Premier Auto Trust Series 1995-1
    Class 4
    7.850%, 09/04/98                       1,000           1,028
                                                          ------
Total Asset Backed Securities
  (Cost $2,176,405)                                        2,186
                                                          ------
U.S. GOVERNMENT AGENCY OBLIGATION -- 1.6%
  FNMA Remic Series G92-24 Class E
    6.500%, 11/25/20                         577             575
                                                          ------
Total U.S. Government Agency Obligation
  (Cost $569,547)                                            575
                                                          ------
COMMERCIAL PAPER -- 2.6%
  American Express
    5.750%, 11/01/95                         932             932
                                                          ------
Total Commercial Paper
  (Cost $932,000)                                            932
                                                          ------
Total Investments -- 98.1%
  (Cost $35,275,487)                                      35,368
                                                          ------
OTHER ASSETS AND LIABILITIES -- 1.9%
  Other Assets and Liabilities,
    Net                                                      702
                                                          ------
Total Other Assets and Liabilities                           702
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 3,587,673
    outstanding shares of
    beneficial interest                                   35,870
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    1,131 outstanding shares of
    beneficial interest                                       11
  Undistributed net investment
    income                                                    64
  Undistributed net realized gain
    on investments                                            33
  Unrealized appreciation on
    investments                                               92
                                                          ------
Total Net Assets: -- 100.0%                            $  36,070
                                                          ======
Net Asset Value, Offering Price
  and
  Redemption Price Per Share --
  Institutional Class                                  $   10.05
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.04
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.04 / 98.0%)                                     $   10.24
                                                          ======
FNMA   Federal National Mortgage Association
REMIC  Real Estate Mortgage Investment Conduit

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------

PENNSYLVANIA TAX-FREE

Bond Fund
MUNICIPAL BONDS -- 100.8%
PENNSYLVANIA -- 100.8%
  Allegheny County, Mercy Hospital
    of Pittsburgh, RB, AMBAC
    6.450%, 04/01/01                   $     200       $     219
  Allegheny County, Montefiore
    Hospital Improvement, RB,
    Escrowed To Maturity
    5.800%, 10/01/03                         140             146
  Allentown, Water Authority, RB
    5.650%, 07/15/96                         100             101
  Central Bucks, School District,
    GO
    6.600%, 02/01/03                         175             191
  Dauphin County, Correctional
    Facility, GO, MBIA
    5.450%, 08/01/07                         200             204
  Delaware County GO,
    Callable @ 100 09/01/96
    7.100%, 12/01/98                         170             176
  Delaware County, Villanova
    University, RB, AMBAC
    5.400%, 08/01/08                         200             203
  Erie County, Correctional
    Facility, GO, MBIA, Escrowed
    To Maturity
    5.850%, 11/01/96                         100             102
  Gettysburg, Gettysburg College,
    RB
    5.300%, 02/15/97                         250             254
  Gettysburg, RB, VRDN
    3.950%, 03/01/04 (B)                     100             100
  Hampden Township,
    Sewer Authority, SO,
    Escrowed To Maturity
    5.350%, 04/01/03                         140             145
  Harrisburg, Resource Recovery,
    RB
    5.875%, 09/01/13 (A)                     200             201
  Hempfield, School District, GO,
    FGIC
    5.300%, 10/15/14                         250             241
  Keystone, School District, GO,
    FGIC
    4.750%, 09/01/06                         240             231
  Lehigh County, Sewer Authority,
    RB, VRDN, FGIC
    3.850%, 03/15/05 (B)                     200             200
  Lower Burrell, Sewer Authority,
    RB, AMBAC
    5.125%, 02/01/16                         250             234
  Millcreek Township, Sewer
    Authority, RB, MBIA,
    Pre-Refunded
    6.000%, 11/01/99 (C)                     150             159
  Montgomery County, Hospital
    Authority, Abington Hospital,
    Series A, RB, AMBAC
    5.125%, 06/01/14                         250             232

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
PENNSYLVANIA -- CONTINUED
  Montgomery County, Public
    Improvements, GO,
    Callable @ 100 10/15/03
    5.750%, 10/15/11                   $     175       $     179
  Nazareth, School District, GO,
    AMBAC
    5.500%, 11/15/12                         200             198
  Northampton County, Lehigh
    University, Series A, RB, MBIA
    5.750%, 11/15/18                         150             150
  Pennsylvania State, Allegheny
    General Hospital, Series A, RB
    6.300%, 09/01/97                         200             207
  Pennsylvania State, Housing
    Finance Authority, Series 37a,
    RB
    5.450%, 10/01/17 (A)                     200             183
  Pennsylvania State, Industrial
    Development Authority, RB,
    AMBAC
    5.800%, 07/01/09                         250             258
  Pennsylvania State,
    Miscellaneous Improvement, GO,
    Callable @ 100 09/01/99
    6.250%, 09/01/00                         150             154
  Pennsylvania State, Penn State
    University, RB, Callable @ 100
    03/01/04
    6.150%, 03/01/05 (A)                     145             157
  Pennsylvania State, Turnpike
    Commission, Series P, RB
    5.100%, 12/01/99                         250             257
    5.350%, 12/01/01                         250             259
  Pennsylvania State, University
    Improvement, Series F, RB,
    AMBAC, Callable @ 100 12/15/02
    6.000%, 12/15/09                         225             232
  Philadelphia, Pennsylvania
    Hospital, Series A, RB
    5.250%, 02/15/14                         250             236
  Philadelphia, Philadelphia Gas
    Works, Series 15, RB, MBIA
    4.600%, 08/01/03                         250             247
  Quakertown, Hospital Authority,
    RB, VRDN
    3.750%, 07/01/05 (A) (B)                 100             100
  Rose Tree Media, School
    District, GO, FGIC
    5.350%, 02/15/10                         150             150
  Scranton-Lackawanna, University
    of Scranton, Series A, RB,
    Callable @ 100 03/01/02
    6.150%, 03/01/03 (A)                     150             160
  Venango, Pollution Control, RB,
    VRDN
    4.600%, 12/01/12 (A) (B)                 200             200

   ----------------------------------------------------------
                                         Face           Market
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
  Wayne County, Housing Authority,
    RB, MBIA
    5.350%, 10/01/07                   $     190       $     186
                                                          ------
Total Pennsylvania                                         6,852
                                                          ------
Total Municipal Bonds
  (Cost $6,839,773)                                        6,852
                                                          ------
Total Investments -- 100.8%
  (Cost $6,839,773)                                        6,852
                                                          ------
OTHER ASSETS AND LIABILITIES -- (0.8)%
  Other Assets and Liabilities, Net                          (55)
                                                          ------
Total Other Assets and Liabilities                           (55)
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 584,020
    outstanding shares of
    beneficial interest                                    6,018
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    80,106 outstanding shares of
    beneficial interest                                      825
  Undistributed net investment
    income                                                    10
  Accumulated net realized loss on
    investments                                              (68)
  Unrealized appreciation on
    investments                                               12
                                                          ------
Total Net Assets: -- 100.0%                            $   6,797
                                                          ======
Net Asset Value, Offering Price
  and Redemption Price Per
  Share -- Institutional Class                         $   10.23
                                                          ======
Net Asset Value and Redemption
  Price Per Share -- Retail Class                      $   10.23
                                                          ======
Maximum Offering Price Per
  Share -- Retail Class
  ($10.23 / 98.0%)                                     $   10.44
                                                          ======

AMBAC   American Municipal Bond Assurance Company
FGIC    Federal Guaranty Insurance Corporation
GO      General Obligation
MBIA    Municipal Bond Insurance Association
RB      Revenue Bonds
SO      Special Obligation
VRDN    Variable Rate Demand Note
(A) Securities are held in connection with a letter of credit or other credit support.
(B) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on October 31, 1995.
(C) Pre-Refunded Security -- The Maturity Date shown is the pre-refunded date.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

CASH MANAGEMENT FUND

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
COMMERCIAL PAPER -- 36.6%
  Abbey National
    5.590%, 01/08/96                   $   5,000       $   4,947
  AIG Funding
    6.035%, 11/01/95                       3,000           3,000
  American Express
    5.700%, 11/01/95                       5,000           5,002
    5.690%, 01/12/96                       5,000           4,943
  Associates
    5.700%, 01/23/96                       5,000           4,934
  Caisse Des Depots Et
    Consignations
    5.640%, 01/16/96                       5,000           4,940
  Eli Lilly
    5.820%, 01/16/96                       3,000           2,963
  General Electric Capital
    5.670%, 11/16/95                       4,000           3,991
    5.660%, 02/12/96                       5,000           4,919
  International Lease Finance
    5.710%, 01/08/96                       5,000           4,946
    5.630%, 01/22/96                       5,000           4,936
  J.C. Penney
    5.710%, 11/30/95                       5,000           4,977
  Pepsico
    5.670%, 11/03/95                       5,000           4,998
  Province of Alberta
    5.550%, 01/12/96                       3,000           2,967
  Sara Lee
    5.800%, 11/02/95                       5,000           4,999
    5.710%, 11/08/95                       5,000           4,994
  Toronto Dominion Bank
    5.660%, 01/17/96                       5,000           4,939
    5.490%, 03/19/96                       5,000           4,894
  Transamerica Finance
    5.620%, 02/15/96                       5,000           4,917
                                                          ------
Total Commercial Paper
  (Cost $87,206,251)                                      87,206
                                                          ------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
  FHLB
    5.490%, 01/17/96                       3,000           2,965
  FHLMC
    5.560%, 11/21/95                       5,000           4,985
  FNMA
    5.590%, 01/04/96                       5,000           4,950
    5.580%, 02/20/96                       5,000           4,914
                                                          ------
Total U.S. Government Agency Obligations
  (Cost $17,813,615)                                      17,814
                                                          ------
BANK NOTES -- 3.8%
  FCC National Bank
    5.900%, 08/21/96                       5,000           4,996
    5.650%, 11/01/96                       4,000           3,997
                                                          ------
Total Bank Notes
  (Cost $8,993,431)                                        8,993
                                                          ------
U.S. TREASURY OBLIGATIONS -- 3.3%
  U.S. Treasury Bills
    5.410%, 01/11/96                   $   3,000           2,968
    5.540%, 07/25/96                       5,000           4,795
                                                          ------
Total U.S. Treasury Obligations
  (Cost $7,762,549)                                        7,763
                                                          ------

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.1%
  National Westminster Bank
    5.770%, 12/11/95                       5,000       $   5,000
                                                          ------
Total Certificates of Deposit
  (Cost $5,000,000)                                        5,000
                                                          ------
REPURCHASE AGREEMENTS -- 48.8%
  Hong Kong Shanghai Banking
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $35,005,688
    (collateralized by
    U.S. Treasury Note, par value
    $35,000,000, 6.875%, matures
    03/31/97: market value
    $35,803,299)                          35,000          35,000
  Merrill Lynch
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $46,173,402
    (collateralized by various
    U.S. Treasury Notes,
    total par value $44,803,000,
    6.500%-6.875%, 04/30/97: total
    market value $47,090,599)             46,166          46,166
  Morgan Stanley
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $35,005,688
    (collateralized by
    U.S. Treasury Note, par value
    $26,675,000, 9.250%, matures
    02/15/16: market value
    $35,747,093)                          35,000          35,000
                                                          ------
Total Repurchase Agreements
  (Cost $116,165,900)                                    116,166
                                                          ------
Total Investments -- 102.1%
  (Cost $242,941,746)                                    242,942
                                                          ------
OTHER ASSETS AND LIABILITIES -- (2.1%)
  Other Assets and Liabilities,
    Net                                                   (5,064)
                                                          ------
Total Other Assets and Liabilities                        (5,064)
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 234,652,830
    outstanding shares of
    beneficial interest                                  234,653
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    3,361,129 outstanding shares
    of
    beneficial interest                                    3,361

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
NET ASSETS -- CONTINUED
  Accumulated net realized loss on
    investments                                        $    (136)
                                                          ------
Total Net Assets: -- 100.0%                            $ 237,878
                                                          ======
Net Asset Value, Offering Price
  and Redemption Price Per
  Share -- Institutional Class                         $    1.00
                                                          ======
Net Asset Value, Offering Price
  and Redemption Price Per
  Share --
  Retail Class                                         $    1.00
                                                          ======

FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association

U.S. TREASURY
SECURITIES FUND

U.S. TREASURY OBLIGATIONS -- 39.9%
  U.S. Treasury Bills
    5.720%, 11/09/95                   $  10,000       $   9,987
    5.400%, 12/21/95                      20,000          19,850
    5.340%, 01/04/96                      25,000          24,763
    5.310%, 01/11/96                      10,000           9,895
    5.410%, 01/11/96                      10,000           9,893
    5.830%, 01/11/96                      10,000           9,885
    5.780%, 02/08/96                      10,000           9,851
    5.300%, 03/07/96                      15,000          14,720
    5.290%, 03/14/96                      10,000           9,803
    5.310%, 04/04/96                      15,000          14,657
    6.020%, 04/04/96                       5,000           4,875
    5.540%, 05/02/96                      10,000           9,718
    5.540%, 07/25/96                       5,000           4,795
  U.S. Treasury Notes
    7.500%, 02/29/96                      10,000          10,062
    7.625%, 04/30/96                      10,000          10,096
  U.S. Treasury Strip
    05/15/96                               5,000           4,854
                                                          ------
Total U.S. Treasury Obligations
  (Cost $177,703,757)                                    177,704
                                                          ------
REPURCHASE AGREEMENTS -- 60.5%
  Barclays De Zoete Wedd
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $50,008,125
    (collateralized by
    U.S. Treasury Note, par value
    $32,632,000, 11.250%, matures
    02/15/15: market value
    $51,069,081)                          50,000          50,000
  Hong Kong Shanghai Banking
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $85,013,813
    (collateralized by various
    U.S. Treasury Notes,
    total par value $70,220,000,
    7.125%-12.500%,
    08/15/14-02/15/23:
    total market value
    $87,257,890)                       $  85,000          85,000

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
  Merrill Lynch
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $49,579,455
    (collateralized by various
    U.S. Treasury Notes, total par
    value $40,257,000, 7.250%-
    9.875%, 11/15/15-05/15/17:
    total market value
    $50,566,595)                          49,571       $  49,571
  Morgan Stanley
    5.850%, dated 10/31/95,
    matures 11/01/95, repurchase
    price $85,013,813
    (collateralized by
    U.S. Treasury Note, par value
    $66,670,000, 8.750%, matures
    08/15/20: market value
    $86,689,520)                          85,000          85,000
                                                          ------
Total Repurchase Agreements
  (Cost $269,571,400)                                    269,571
                                                          ------
Total Investments -- 100.4%
  (Cost $447,275,157)                                    447,275
                                                          ------
OTHER ASSETS AND LIABILITIES -- (0.4%)
  Other Assets and Liabilities,
    Net                                                   (2,016)
                                                          ------
Total Other Assets and Liabilities                        (2,016)
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 444,422,563
    outstanding shares of
    beneficial interest                                  444,423
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value) based on
    729,856 outstanding shares of
    beneficial interest                                      730
  Undistributed net realized gain
    on investments                                           106
                                                          ------
Total Net Assets: -- 100.0%                            $ 445,259
                                                          ======
Net Asset Value, Offering and
  Redemption Price Per Share --
  Institutional Class                                  $    1.00
                                                          ======
Net Asset Value, Offering and
  Redemption Price Per Share --
  Retail Class                                         $    1.00
                                                          ======

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

TAX-FREE FUND

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
MUNICIPAL BONDS -- 99.9%
ALABAMA -- 0.7%
  McIntosh, Industrial Development
    Board, Ciba Geigy Corporate
    Project, RB, VRDN
    4.000%, 07/01/04 (A) (B)           $     400       $     400
                                                          ------
Total Alabama                                                400
                                                          ------
ARIZONA -- 0.4%
  Flagstaff, TECP
    3.500%, 12/05/95 (B)                     250             250
                                                          ------
Total Arizona                                                250
                                                          ------
ARKANSAS -- 4.9%
  Mesa, Municipal Developement,
    TECP
    3.800%, 12/06/95 (B)                   3,000           3,000
                                                          ------
Total Arkansas                                             3,000
                                                          ------
COLORADO -- 3.2%
  Colorado State, Health
    Facilities Authority, RB,
    VRDN, MBIA
    3.900%, 10/01/14 (A)                   1,955           1,955
                                                          ------
Total Colorado                                             1,955
                                                          ------
FLORIDA -- 1.1%
  Hillsborough, Pollution Control,
    RB, VRDN
    4.000%, 09/01/25 (A) (B)                 700             700
                                                          ------
Total Florida                                                700
                                                          ------
GEORGIA -- 3.9%
  Burke County, TECP
    3.750%, 12/07/95 (B)                   2,400           2,400
                                                          ------
Total Georgia                                              2,400
                                                          ------
HAWAII -- 2.4%
  St County Honolulu, TECP
    3.800%, 12/05/95 (B)                   1,500           1,500
                                                          ------
Total Hawaii                                               1,500
                                                          ------
ILLINOIS -- 1.9%
  Chicago, O'Hare Airport, RB,
    VRDN
    3.900%, 01/01/18 (A) (B)               1,200           1,200
                                                          ------
Total Illinois                                             1,200
                                                          ------
KANSAS -- 4.8%
  Burlington, TECP
    3.750%, 11/15/95 (B)                   1,450           1,450
    3.850%, 12/13/95 (B)                   1,500           1,500
                                                          ------
Total Kansas                                               2,950
                                                          ------
KENTUCKY -- 3.6%
  Jefferson County, TECP
    3.800%, 11/20/95 (B)                   2,200           2,200
                                                          ------
Total Kentucky                                             2,200
                                                          ------
LOUISIANA -- 2.5%
  Louisiana State, Public
    Facilities, RB, VRDN, FGIC
    3.900%, 09/01/10 (A)               $   1,565           1,565
                                                          ------
Total Louisiana                                            1,565
                                                          ------

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
MICHIGAN -- 4.5%
  Delta County, TECP
    3.750%, 11/21/95 (B)                   1,300       $   1,300
  Michigan State, Storage Tank
    Financial Authority, RB, VRDN
    3.900%, 12/01/04 (A) (B)               1,500           1,500
                                                          ------
Total Michigan                                             2,800
                                                          ------
MINNESOTA -- 6.0%
  Robbinsdale, Industrial
    Development, Unicare Homes
    Project,
    RB, VRDN
    4.000%, 10/01/14 (A) (B)               1,100           1,100
  Rochester, TECP
    3.150%, 11/09/95 (B)                   1,100           1,100
    3.800%, 01/22/96 (B)                   1,500           1,500
                                                          ------
Total Minnesota                                            3,700
                                                          ------
MISSISSIPPI -- 6.2%
  Independence, Waste, TECP
    3.500%, 11/03/95 (B)                   2,000           2,000
  Jackson County, Pollution
    Control, RB, VRDN
    3.900%, 12/01/16 (A)                   1,000           1,000
  Perry County, Pollution Control,
    RB, VRDN
    3.950%, 03/01/02 (A) (B)                 800             800
                                                          ------
Total Mississippi                                          3,800
                                                          ------
MISSOURI -- 1.1%
  Kansas City, Hospital, RB, VRDN,
    MBIA
    4.000%, 04/15/15 (A)                     700             700
                                                          ------
Total Missouri                                               700
                                                          ------
MONTANA -- 1.0%
  Billings, Industrial
    Development, RB, VRDN
    3.950%, 12/01/14 (A) (B)                 600             600
                                                          ------
Total Montana                                                600
                                                          ------
NEW YORK -- 2.1%
  New York, Water Finance
    Authority, RB, VRDN, FGIC
    4.000%, 06/15/22 (A)                     300             300
    4.000%, 06/15/23 (A)                   1,000           1,000
                                                          ------
Total New York                                             1,300
                                                          ------
NORTH CAROLINA -- 6.6%
  Eastern Municipal Agency, Power
    Systems, RB, Prerefunded
    01/01/96 @ 103
    7.750%, 01/01/96 (C)                   2,000           2,070

--------------------------------------------------------------------------------

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
NORTH CAROLINA -- CONTINUED
  North Carolina, Municipal Power,
    TECP
    3.750%, 01/24/96 (B)               $   2,000       $   2,000
                                                          ------
Total North Carolina                                       4,070
                                                          ------
OHIO -- 8.1%
  Ohio State, Air Quality
    Development Authority, RB,
    VRDN
    4.000%, 09/01/30 (A)(B)                2,000           2,000
  Ohio State, Air Quality, TECP
    3.700%, 11/06/95 (B)                   3,000           3,000
                                                          ------
Total Ohio                                                 5,000
                                                          ------
PENNSYLVANIA -- 2.4%
  Delaware County, TECP, FGIC
    3.600%, 11/02/95                       1,500           1,500
                                                          ------
Total Pennsylvania                                         1,500
                                                          ------
TEXAS -- 12.3%
  Harris County, RB, VRDN
    4.000%, 03/01/24 (A) (B)               1,100           1,100
  San Antonio, Independent School
    District, GO, Prerefunded
    11/01/95 @ 100
    8.000%, 11/01/95 (C)                   1,700           1,700
  Texas A & M, TECP
    3.800%, 12/08/95 (B)                   1,500           1,500
  Texas Port Development
    Authority, Stolt Terminals
    Project, RB, VRDN
    3.850%, 01/15/14 (A) (B)               1,300           1,300
  Texas State, TAN
    4.750%, 08/30/96                       2,000           2,012
                                                          ------
Total Texas                                                7,612
                                                          ------
VIRGINIA -- 3.2%
  Chesapeake, Independent
    Development Authority, TECP
    3.600%, 11/06/95 (B)                   1,000           1,000
  Penninsula Ports, TECP
    3.650%, 11/07/95 (B)                   1,000           1,000
                                                          ------
Total Virginia                                             2,000
                                                          ------
WASHINGTON, D.C. -- 4.6%
  District of Columbia, Education
    Bonds, American University
    Issue A, RB, VRDN
    3.950%, 12/01/15 (A) (B)               2,835           2,835
                                                          ------
Total Washington, D.C.                                     2,835
                                                          ------
WYOMING -- 12.5%
  Converse, TECP
    3.500%, 11/06/95 (B)                   1,000           1,000
  Gillette County, TECP
    3.700%, 11/17/95 (B)                   1,000           1,000

   ----------------------------------------------------------
                                         Face
           Description               Amount (000)     Value (000)
   ----------------------------------------------------------
  Lincoln County, TECP
    3.700%, 11/21/95 (B)               $   1,400       $   1,400
  Sweetwater County, TECP
    3.650%, 12/08/95                       2,500           2,499
  Uinta County, Pollution Control,
    RB, VRDN
    3.900%, 08/15/02 (A) (B)               1,800           1,800
                                                          ------
Total Wyoming                                              7,699
                                                          ------
Total Municipal Bonds
  (Cost $61,736,077)                                      61,736
                                                          ------
Total Investments -- 99.9%
  (Cost $61,736,077)                                      61,736
                                                          ------
OTHER ASSETS AND LIABILITIES -- 0.1%
  Other Assets and Liabilites, Net                            55
                                                          ------
Total Other Assets and Liabilities                            55
                                                          ------
NET ASSETS:
  Portfolio shares of the
    Institutional Class (unlimited
    authorization -- $0.001 par
    value) based on 60,491,930
    outstanding shares of
    beneficial interest                                   60,492
  Portfolio shares of the Retail
    Class (unlimited
    authorization --
    $0.001 par value ) based on
    1,281,648 outstanding shares
    of
    beneficial interest                                    1,282
  Undistributed net realized gain
    on investments                                            17
                                                          ------
Total Net Assets: -- 100.0%                            $  61,791
                                                          ======
Net Asset Value, Offering and
  Redemption Price Per Share --
  Institutional Class                                  $    1.00
                                                          ======
Net Asset Value, Offering and
  Redemption Price Per Share --
  Retail Class                                         $    1.00
                                                          ======

FGIC    Financial Guaranty Insurance Corporation
GO      General Obligation
MBIA    Municipal Bond Insurance Association
RB      Revenue Bond
TAN     Tax Anticipation Note
TECP    Tax Exempt Commercial Paper
VRDN    Variable Rate Demand Note
(A) Floating Rate Security -- the rate reflected on the Statement of Net Assets is the rate in effect on October
        31, 1995.
(B) Securities are held in conjunction with a letter of credit or other credit support.
(C)     The maturity date shown is the pre-refunded date.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
The Conestoga Funds--For the year ended October 31, 1995

                                                         -------          -------       ------------      --------
                                                                          SPECIAL       INTERNATIONAL
                                                         EQUITY           EQUITY           EQUITY         BALANCED
                                                          FUND             FUND            FUND(1)        FUND(2)
                                                         -------          -------       ------------      --------
INVESTMENT INCOME:
  Interest Income                                        $   582          $   121           $  50          $  427
  Dividend Income                                          4,507              351              48             104
  Less Foreign Taxes Withheld                                 --               --              (6)             --
                                                         -------          -------        --------         -------
  Total Investment Income                                  5,089              472              92             531
                                                         -------          -------        --------         -------
EXPENSES:
  Investment Advisory Fees                                 1,503              480              51              89
  Investment Advisory Fees Waived                             --             (466)             --             (30)
  Reimbursement from Advisor                                  --              (50)             --              --
  Administrator Fees                                         352               56               9              20
  Administrator Fees Waived                                  (97)             (18)             --              (1)
  Shareholder Servicing Fees(3)                               38                8              --              --
  Shareholder Servicing Fees Waived                           --               (8)             --              --
  Distribution Fees(4)                                        17                2              --              --
  Distribution Fees Waived                                   (10)              (2)             --              --
  Registration Fees                                          114               20               5               4
  Custody and Accounting Fees                                 71               30              17               2
  Professional Fees                                           48               11               1               4
  Transfer Agent Fees                                         86               25               1               4
  Printing Fees                                               25                4               1               1
  Pricing Expense                                              3               --               8              --
  Trustee Fees                                                12                2              --               1
  Insurance and Other Fees                                     3                2               2               1
  Amortization of Deferred Organization Costs                 --                8               2               2
                                                         -------          -------        --------         -------
  Total Expenses                                           2,165              104              97              97
                                                         -------          -------        --------         -------
NET INVESTMENT INCOME (LOSS)                               2,924              368              (5)            434
                                                         -------          -------        --------         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net Realized Gain (Loss) on Security Transactions       28,979            8,512             (33)            285
  Net Realized Gain on Foreign Currency Transactions          --               --             234              --
  Net Change in Unrealized Appreciation on Investments    12,894            1,127             707             859
  Net Change in Unrealized Appreciation on Foreign
    Currency
    and Translation of Other Assets and Liabilities in
    Foreign Currencies                                        --               --              45              --
                                                         -------          -------        --------         -------
  Net Realized and Unrealized Gain (Loss) on
    Investments:                                          41,873            9,639             953           1,144
                                                         -------          -------        --------         -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $44,797          $10,007           $ 948          $1,578
                                                         -------          -------        --------         -------
                                                         -------          -------        --------         -------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The International Equity Fund and the Short-Term Income Fund commenced operations on May 15, 1995.
(2) The Balanced Fund commenced operations on June 26, 1995.
(3) Shareholder Servicing Fees relate to a Shareholder Service Plan that was in effect through February 20, 1995.
(4) Distribution Fees relate to a Distribution Plan effective February 21, 1995 and are incurred solely by the Retail Class.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

    -------     ------------     ----------     ------------     ----------     -------------     --------
                                                PENNSYLVANIA
                INTERMEDIATE     SHORT-TERM       TAX-FREE          CASH        U.S. TREASURY
     BOND          INCOME          INCOME           BOND         MANAGEMENT      SECURITIES       TAX-FREE
     FUND           FUND          FUND(1)           FUND            FUND            FUND            FUND
    -------     ------------     ----------     ------------     ----------     -------------     --------
    $ 6,924        $4,760          $1,095           $323          $ 11,680         $21,001         $2,484
         --            --              --             --                --              --             --
         --            --              --             --                --              --             --
    -------     ---------        --------       --------          --------      ----------        -------
      6,924         4,760           1,095            323            11,680          21,001          2,484
    -------     ---------        --------       --------          --------      ----------        -------
        750           552             135             46               794           1,457            259
       (409)         (365)            (82)           (39)             (397)           (456)          (158)
         --            (6)             --            (24)               --              --             --
        176           129              31             11               366             671            120
        (13)           (5)             --             (3)               --             (35)           (35)
         21            14              --              5               145             266             51
         (3)           (8)             --             (5)              (62)           (106)           (51)
          3             4              --              2                10              30              5
         (1)           (2)             --             (2)               (3)            (13)            (5)
         63            47              13              1                53              63             21
         46            38               3             21                64             100             27
         31            26               3              4                62             116             19
         39            36               5             11                43              61             23
         12             9               2              2                20              44              9
          2             5               1              1                --              --             --
          6             4               1             --                11              24              4
          3             6               1              1                19              45              7
         --            --               1             --                --              --             --
    -------     ---------        --------       --------          --------      ----------        -------
        726           484             114             32             1,125           2,267            296
    -------     ---------        --------       --------          --------      ----------        -------
      6,198         4,276             981            291            10,555          18,734          2,188
    -------     ---------        --------       --------          --------      ----------        -------
      3,058         1,152              32            (68)                2              41             (4)
         --            --              --             --                --              --             --
      3,499         1,825              92            501                --              --             --
         --            --              --             --                --              --             --
    -------     ---------        --------       --------          --------      ----------        -------
      6,557         2,977             124            433                 2              41             (4)
    -------     ---------        --------       --------          --------      ----------        -------
    $12,755        $7,253          $1,105           $724          $ 10,557         $18,775         $2,184
    -------     ---------        --------       --------          --------      ----------        -------
    -------     ---------        --------       --------          --------      ----------        -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

                             --------------------     --------------------     -----------   ----------    --------------------
                                                             SPECIAL          INTERNATIONAL
                                    EQUITY                   EQUITY              EQUITY       BALANCED             BOND
                                     FUND                     FUND                FUND          FUND               FUND
                             --------------------     --------------------     -----------   ----------    --------------------
                              11/1/94     11/1/93      11/1/94    3/15/94**     5/15/95**     6/26/95**     11/1/94     11/1/93
                            to 10/31/95 to 10/31/94  to 10/31/95 to 10/31/94   to 10/31/95   to 10/31/95  to 10/31/95 to 10/31/94
                            ----------  ----------   ----------  ----------    -----------   ----------   ----------  ----------
OPERATIONS:
  Net Investment Income
    (Loss)                   $   2,924   $     361     $   368     $    62       $    (5)      $   434     $   6,198    $ 1,302
  Net Realized Gain (Loss)
    on Securities and
    Foreign Currency
    Transactions                28,979       2,619       8,512          51           201           285         3,058     (1,359)
  Net Change in Unrealized
    Appreciation
    (Depreciation) of
    Investments and Foreign
    Currencies                  12,894      (1,933)      1,127        (583)          752           859         3,499     (1,239)
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Increase (Decrease) in
    Net Assets Resulting
    from Operations             44,797       1,047      10,007        (470)          948         1,578        12,755     (1,296)
                              --------    --------    --------    --------     ---------      --------      --------   --------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net Investment Income:
    Prior Class (a)*              (125)       (361)        (35)        (57)           --            --          (359)    (1,291)
    Retail Class (b)*              (53)         --          (5)         --            --            (1)          (56)        --
    Institutional Class
      (b)*                      (2,638)         --        (316)         --            --          (386)       (5,443)        --
  Net Realized Gains:
    Prior Class (a)*            (2,660)     (1,895)        (80)         --            --            --            --       (841)
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Total Distributions           (5,476)     (2,256)       (436)        (57)           --          (387)       (5,858)    (2,132)
CAPITAL TRANSACTIONS (C):
  Prior Class (a)*:
    Redesignated to Retail
      Class                     (5,674)         --        (471)         --            --            --        (1,365)        --
    Redesignated to
      Institutional Class      (42,589)         --      (9,970)         --            --            --       (29,097)        --
    Proceeds from Shares
      Issued                     4,679      15,691         652      11,284            --            --         9,204      5,563
    Reinvestment of Cash
      Distributions              2,420       1,929         115          57            --            --           244      1,430
    Cost of Shares
      Repurchased               (6,294)    (11,959)        (81)       (745)           --            --        (2,665)    (7,534)
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Increase (Decrease) in
    Net Assets Derived from
    Prior Class
    Transactions               (47,458)      5,661      (9,755)     10,596            --            --       (23,679)      (541)
  Retail Class (b)*:
    Redesignated from Prior
      Class                      5,674          --         471          --            --            --         1,365         --
    Proceeds from Shares
      Issued                       676          --         186          --             9            68           164         --
    Reinvestment of Cash
      Distributions                 52          --           5          --            --            --            48         --
    Cost of Shares
      Repurchased                 (948)         --         (57)         --            (1)           --          (291)        --
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Increase in Net Assets
    Derived from Retail
    Class Transactions           5,454          --         605          --             8            68         1,286         --
  Institutional Class (b)*:
    Redesignated from Prior
      Class                     42,589          --       9,970          --            --            --        29,097         --
    Proceeds from Shares
      Issued                   351,837          --      46,892          --        13,282        39,740       192,154         --
    Reinvestment of Cash
      Distributions              2,568          --         316          --            --           386         5,109         --
    Cost of Shares
      Repurchased              (59,497)         --      (9,538)         --          (857)       (2,822)      (38,426)        --
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Increase (Decrease) in
    Net Assets Derived from
    Institutional Class
    Transactions               337,497          --      47,640          --        12,425        37,304       187,934         --
                              --------    --------    --------    --------     ---------      --------      --------   --------
Increase (Decrease) in Net
  Assets Derived from
  Capital Transactions         295,493       5,661      38,490      10,596        12,433        37,372       165,541       (541)
                              --------    --------    --------    --------     ---------      --------      --------   --------
  Net Increase (Decrease)
    in Net Assets              334,815       4,452      48,061      10,069        13,381        38,563       172,438     (3,969)
                              --------    --------    --------    --------     ---------      --------      --------   --------
NET ASSETS:
  Beginning of Period           50,128      45,676      10,069          --            --            --        23,377     27,346
                              --------    --------    --------    --------     ---------      --------      --------   --------
  End of Period              $ 384,943   $  50,128     $58,130     $10,069       $13,381       $38,563     $ 195,815    $23,377
                              --------    --------    --------    --------     ---------      --------      --------   --------
                              --------    --------    --------    --------     ---------      --------      --------   --------

Amounts designated as "--" are either $0 or have been rounded to $0.
* On February 21, 1995, the shareholders of each fund ratified the classification of such fund's outstanding shares into Retail and Institutional shares.
** Commencement of operations.
(a) For the current fiscal year Prior Class figures represent activity from November 1, 1994 to February 21, 1995.
(b) Retail and Institutional Class figures represent activity from February 22, 1995 through October 31, 1995.
(c) See Capital Share Transactions in the Notes to the Financial Statements. The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

        --------------------    ----------    --------------------     --------------------     --------------------    -----------
                                  SHORT-          PENNSYLVANIA
            INTERMEDIATE           TERM             TAX-FREE                   CASH                 U.S. TREASURY
               INCOME             INCOME              BOND                  MANAGEMENT               SECURITIES          TAX-FREE
                FUND               FUND               FUND                     FUND                     FUND               FUND
        --------------------    ----------    --------------------     --------------------     --------------------    -----------
         11/1/94     11/1/93     5/15/95**     11/1/94     11/1/93      11/1/94     11/1/93      11/1/94     11/1/93      11/1/94
       to 10/31/95 to 10/31/94  to 10/31/95  to 10/31/95 to 10/31/94  to 10/31/95 to 10/31/94  to 10/31/95 to 10/31/94  to 10/31/95
       ----------  ----------   ----------   ----------  ----------   ----------  ----------   ----------  ----------   ----------
        $   4,276   $   1,036    $     981     $   291     $   354     $  10,555   $   4,692    $  18,734   $   9,637    $   2,188
            1,152        (387)          32         (68)          9             2        (220)          41          10           (4)
            1,825        (920)          92         501        (767)           --          --           --          --           --
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
            7,253        (271)       1,105         724        (404)       10,557       4,472       18,775       9,647        2,184
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
             (264)     (1,030)          --         (81)       (351)       (2,788)     (4,692)      (5,069)     (9,637)        (706)
              (50)         --           --         (25)         --          (133)         --         (586)         --          (42)
           (3,736)         --         (917)       (186)         --        (7,634)         --      (13,079)         --       (1,440)
               --        (294)          --          (9)        (42)           --          --           --          --           --
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
           (4,050)     (1,324)        (917)       (301)       (393)      (10,555)     (4,692)     (18,734)     (9,637)      (2,188)
           (1,398)         --           --        (684)         --        (4,185)         --         (618)         --       (2,456)
          (15,213)         --           --      (5,397)         --      (206,899)         --     (311,650)         --      (67,736)
            1,544       8,000           --         470       6,261       229,934     588,009      304,528     797,674      113,629
              179         891           --          40         175            31          34           10          17           86
           (6,352)    (10,096)          --      (1,662)     (4,513)     (159,426)   (662,501)    (317,660)   (730,256)     (98,423)
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
          (21,240)     (1,205)          --      (7,233)      1,923      (140,545)    (74,458)    (325,390)     67,435      (54,900)
            1,398          --           --         684          --         4,185          --          618          --        2,456
              161          --           11         168          --         1,981          --      130,272          --          330
               46          --           --          23          --           126          --           22          --           42
             (429)         --           --         (78)         --        (2,934)         --     (130,182)         --       (1,546)
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
            1,176          --           11         797          --         3,358          --          730          --        1,282
           15,213          --           --       5,397          --       206,899          --      311,650          --       67,736
          139,413          --       46,933       1,858          --       457,561          --    1,003,030          --      201,870
            3,580          --          917          73          --           478          --          683          --           91
          (23,119)         --      (11,979)     (1,527)         --      (430,420)         --     (870,864)         --     (209,187)
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
         [135,087]         --       35,871       5,801          --       234,518          --      444,499          --       60,510
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
          115,023      (1,205)      35,882        (634)      1,923        97,331     (74,458)     119,839      67,435        6,891
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
          118,226      (2,800)      36,070        (211)      1,126        97,333     (74,678)     119,880      67,445        6,887
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
           21,247      24,047           --       7,008       5,882       140,545     215,223      325,379     257,934       54,904
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
        $ 139,473   $  21,247    $  36,070     $ 6,797     $ 7,008     $ 237,878   $ 140,545    $ 445,259   $ 325,379    $  61,791
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------
         --------    --------     --------    --------    --------     ---------   ---------    ---------   ---------    ---------

          TAX-FREE
            FUND
        -----------
          11/1/93
        to 10/31/94
       ------------
          $   1,197
                 --
                 --
          ---------
              1,197
          ---------
             (1,197)
                 --
                 --
                 --
          ---------
             (1,197)
                 --
                 --
            261,151
                 73
           (252,559)
          ---------
              8,665
                 --
                 --
                 --
                 --
          ---------
                 --
                 --
                 --
                 --
                 --
          ---------
                 --
          ---------
              8,665
          ---------
              8,665
          ---------
             46,239
          ---------
          $  54,904
          ---------
          ---------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The Conestoga Funds--For the year ended October 31, 1995

For a Share Outstanding Throughout the Period

                                               Net
                                           Realized and
                                            Unrealized                                                                 Net
              Net Asset                       Gains         Dividends      Distributions                              Assets
                Value          Net           (Losses)        from Net          from          Net Asset                End of
              Beginning     Investment          on          Investment       Realized        Value End      Total     Period
              of Period       Income       Investments        Income       Capital Gains     of Period     Return*    (000)
-------------------------------------------------------------------------------------------------------------------------
-------------
EQUITY FUND
-------------
RETAIL
 1995(1)       $ 15.00        $ 0.18          $ 2.87          $(0.17)         $ (0.80)        $ 17.08       21.94%   $  6,591
INSTITUTIONAL
 1995(1)         15.00          0.19            2.87           (0.19)           (0.80)          17.07       22.00%    378,352
PRIOR CLASS
 1994            15.39          0.11            0.22           (0.11)           (0.61)          15.00        2.21%     50,128
 1993            13.93          0.14            1.89           (0.14)           (0.43)          15.39       14.90%     45,677
 1992            13.08          0.19            1.02           (0.19)           (0.17)          13.93        9.27%     28,103
 1991             8.95          0.26            4.13           (0.26)              --           13.08       49.37%     12,830
 1990(2)         10.00          0.14           (1.05)          (0.14)              --            8.95       (9.22)%     5,982
----------------------
SPECIAL EQUITY FUND
----------------------
RETAIL
 1995(1)       $  9.37        $ 0.12          $ 2.12          $(0.12)         $ (0.07)        $ 11.42       24.44%   $    734
INSTITUTIONAL
 1995(1)          9.37          0.12            2.12           (0.12)           (0.07)          11.42       24.44%     57,396
PRIOR CLASS
 1994(3)         10.00          0.06           (0.63)          (0.06)              --            9.37       (5.72)%    10,069
----------------------------
INTERNATIONAL EQUITY FUND
----------------------------
RETAIL
 1995(4)       $ 10.00        $ (.01)         $ 1.00          $   --          $    --         $ 10.99        9.90%   $      9
INSTITUTIONAL
 1995(4)         10.00            --            1.01              --               --           11.01       10.10%     13,372
----------------
BALANCED FUND
----------------
RETAIL
 1995(5)       $  9.97        $ 0.11          $ 0.42          $(0.11)         $    --         $ 10.39        5.27%   $     69
INSTITUTIONAL
 1995(6)         10.00          0.12            0.37           (0.11)              --           10.38        4.89%     38,494
------------
BOND FUND
------------
RETAIL
 1995(1)       $  9.81        $ 0.60          $ 0.72          $(0.57)         $    --         $ 10.56       13.83%   $  1,373
INSTITUTIONAL
 1995(1)          9.81          0.61            0.71           (0.58)              --           10.55       13.87%    194,442
PRIOR CLASS
 1994            11.18          0.53           (1.04)          (0.52)           (0.34)           9.81       (4.75)%    23,377
 1993            10.89          0.56            0.54           (0.56)           (0.25)          11.18       10.63%     27,346
 1992            10.65          0.70            0.32           (0.68)           (0.10)          10.89        9.82%     15,180
 1991             9.96          0.78            0.69           (0.78)              --           10.65       15.16%      7,255
 1990(2)         10.00          0.50           (0.04)          (0.50)              --            9.96        4.64%      4,593
-----------------------------
INTERMEDIATE INCOME FUND
-----------------------------
RETAIL
 1995(1)       $ 10.27        $ 0.55          $ 0.44          $(0.54)         $    --         $ 10.72        9.90%   $  1,230
INSTITUTIONAL
 1995(1)         10.27          0.57            0.42           (0.55)              --           10.71        9.92%    138,243
PRIOR CLASS
 1994            11.01          0.50           (0.61)          (0.49)           (0.14)          10.27       (0.97)%    21,247
 1993            10.87          0.53            0.21           (0.53)           (0.07)          11.01        6.99%     24,047
 1992            10.61          0.65            0.29           (0.64)           (0.04)          10.87        9.11%     16,718
 1991            10.12          0.77            0.50           (0.77)           (0.01)          10.61       12.94%      7,116
 1990(2)         10.00          0.48            0.12           (0.48)              --           10.12        6.10%      3,986
----------------------------
SHORT-TERM INCOME FUND
----------------------------
RETAIL
 1995(7)       $ 10.01        $ 0.23          $ 0.02          $(0.22)         $    --         $ 10.04        2.57%   $     11
INSTITUTIONAL
 1995(4)         10.00          0.25            0.03           (0.23)              --           10.05        2.87%     36,059





                                                                 Ratio of
                            Ratio of        of Expenses           Income
                              Net           to Average          to Average
             Ratio of      Investment       Net Assets          Net Assets
             Expenses        Income         (Excluding          (Excluding        Portfolio
            to Average     to Average       Waivers and         Waivers and       Turnover
            Net Assets     Net Assets     Reimbursements)     Reimbursements)       Rate
---------------------------------------------------------------------------------------------
-------------
EQUITY FUND
-------------
RETAIL
 1995(1)       1.34%           1.23%            1.53%               1.04%             119%
INSTITUTIONAL
 1995(1)       1.05%           1.44%            1.10%               1.44%             119%
PRIOR CLASS
 1994          1.49%           0.75%            1.51%               0.73%              35%
 1993          1.20%           0.94%            1.41%               0.73%              24%
 1992          0.92%           1.47%            1.23%               1.17%              39%
 1991          0.54%           2.30%            1.48%               1.36%              68%
 1990(2)       0.65%           2.29%            1.59%               1.35%              43%
----------------------
SPECIAL EQUITY FUND
----------------------
RETAIL
 1995(1)       0.27%           1.29%            2.24%              (0.68)%            129%
INSTITUTIONAL
 1995(1)       0.32%           1.14%            1.97%              (0.51)%            129%
PRIOR CLASS
 1994(3)       0.15%           1.06%            2.10%              (0.89)%             39%
----------------------------
INTERNATIONAL EQUITY FUND
----------------------------
RETAIL
 1995(4)       2.13%           (.69)%           2.26%               (.83)%             23%
INSTITUTIONAL
 1995(4)       1.88%          (0.10)%           1.88%              (0.10)%             23%
---------------
BALANCED FUND
---------------
RETAIL
 1995(5)       1.07%           3.37%            1.32%               3.12%              65%
INSTITUTIONAL
 1995(6)       0.82%           3.66%            1.07%               3.41%              65%
------------
BOND FUND
------------
RETAIL
 1995(1)       0.97%           6.02%            1.44%               5.55%             352%
INSTITUTIONAL
 1995(1)       0.71%           6.09%            1.12%               5.68%             352%
PRIOR CLASS
 1994          1.01%           5.07%            1.60%               4.48%             232%
 1993          0.88%           5.16%            1.49%               4.55%             158%
 1992          0.46%           6.78%            1.24%               6.01%              99%
 1991          0.47%           7.71%            1.41%               6.78%              47%
 1990(2)       0.68%           7.75%            1.62%               6.81%              23%
-----------------------------
INTERMEDIATE INCOME FUND
-----------------------------
RETAIL
 1995(1)       0.93%           5.47%            1.51%               4.89%             260%
INSTITUTIONAL
 1995(1)       0.64%           5.72%            1.15%               5.21%             260%
PRIOR CLASS
 1994          0.90%           4.66%            1.64%               3.92%             170%
 1993          0.78%           4.89%            1.50%               4.17%              90%
 1992          0.47%           6.31%            1.24%               5.57%              53%
 1991          0.40%           7.69%            1.34%               6.76%              33%
 1990(2)       0.75%           7.42%            1.69%               6.48%              39%
----------------------------
SHORT-TERM INCOME FUND
----------------------------
RETAIL
 1995(7)       0.88%           5.05%            1.33%               4.60%              40%
INSTITUTIONAL
 1995(4)       0.63%           5.43%            1.08%               4.98%              40%

--------------------------------------------------------------------------------

                                               Net
                                           Realized and
                                            Unrealized                                                                 Net
              Net Asset                       Gains         Dividends      Distributions                              Assets
                Value          Net           (Losses)        from Net          from          Net Asset                End of
              Beginning     Investment          on          Investment       Realized        Value End      Total     Period
              of Period       Income       Investments        Income       Capital Gains     of Period     Return*    (000)
-------------------------------------------------------------------------------------------------------------------------
--------------------------------------
PENNSYLVANIA TAX-FREE BOND FUND
--------------------------------------
RETAIL
 1995(1)       $  9.56        $ 0.47          $ 0.67          $(0.46)         $ (0.01)        $ 10.23       12.30%   $    820
INSTITUTIONAL
 1995(1)          9.56          0.47            0.67           (0.46)           (0.01)          10.23       12.30%      5,977
PRIOR CLASS
 1994            10.48          0.46           (0.85)          (0.46)           (0.07)           9.56       (3.90)%     7,008
 1993             9.77          0.45            0.70           (0.44)              --           10.48       11.94%      5,883
 1992(8)         10.00            --           (0.23)             --               --            9.77       (2.28)%     3,405
--------------------------
CASH MANAGEMENT FUND
--------------------------
RETAIL
 1995(1)       $  1.00        $ 0.05          $   --          $(0.05)         $    --         $  1.00        5.25%   $  3,358
INSTITUTIONAL
 1995(1)          1.00          0.05              --           (0.05)              --            1.00        5.43%    234,520
PRIOR CLASS
 1994             1.00          0.03           (0.03)             --               --            1.00        3.41%    140,545
 1993             1.00          0.03           (0.03)             --               --            1.00        2.80%    215,223
 1992             1.00          0.04           (0.04)             --               --            1.00        3.79%    113,096
 1991             1.00          0.06           (0.06)             --               --            1.00        6.22%    151,166
 1990(9)          1.00          0.07           (0.07)             --               --            1.00        7.59%     39,061
---------------------------------
U.S. TREASURY SECURITIES FUND
---------------------------------
RETAIL
 1995(1)       $  1.00        $ 0.05          $   --          $(0.05)         $    --         $  1.00        5.16%   $    730
INSTITUTIONAL
 1995(1)          1.00          0.05              --           (0.05)              --            1.00        5.27%    444,529
PRIOR CLASS
 1994             1.00          0.03           (0.03)             --               --            1.00        3.07%    325,379
 1993             1.00          0.03           (0.03)             --               --            1.00        2.57%    257,934
 1992             1.00          0.04           (0.04)             --               --            1.00        3.64%    340,904
 1991             1.00          0.06           (0.06)             --               --            1.00        5.96%    341,931
 1990(9)          1.00          0.07           (0.07)             --               --            1.00        7.44%    106,771
----------------
TAX-FREE FUND
----------------
RETAIL
 1995(1)       $  1.00        $ 0.03          $   --          $(0.03)         $    --         $  1.00        3.39%   $  1,282
INSTITUTIONAL
 1995(1)          1.00          0.03              --           (0.03)              --            1.00        3.43%     60,509
PRIOR CLASS
 1994             1.00          0.02           (0.02)             --               --            1.00        2.21%     54,904
 1993             1.00          0.02           (0.02)             --               --            1.00        1.97%     46,239
 1992             1.00          0.03           (0.03)             --               --            1.00        2.88%     46,295
 1991             1.00          0.04           (0.04)             --               --            1.00        4.44%     45,647
 1990(9)          1.00          0.05           (0.05)             --               --            1.00        5.31%     24,167

                                                                 Ratio of
                            Ratio of        of Expenses           Income
                              Net           to Average          to Average
             Ratio of      Investment       Net Assets          Net Assets
             Expenses        Income         (Excluding          (Excluding        Portfolio
            to Average     to Average       Waivers and         Waivers and       Turnover
            Net Assets     Net Assets     Reimbursements)     Reimbursements)       Rate
---------------------------------------------------------------------------------------------
--------------------------------------
PENNSYLVANIA TAX-FREE BOND FUND
--------------------------------------
RETAIL
 1995(1)       0.51%           4.64%            1.62%               3.53%              15%
INSTITUTIONAL
 1995(1)       0.51%           4.64%            1.65%               3.50%              15%
PRIOR CLASS
 1994          0.38%           4.61%            1.57%               3.42%              37%
 1993          0.51%           4.35%            1.63%               3.23%              50%
 1992(8)       2.67%           0.52%            3.41%              (0.22)%             31%
--------------------------
CASH MANAGEMENT FUND
--------------------------
RETAIL
 1995(1)       0.74%           5.16%            0.97%               4.93%             N/A
INSTITUTIONAL
 1995(1)       0.56%           5.32%            0.79%               5.09%             N/A
PRIOR CLASS
 1994          0.71%           3.32%            0.99%               3.05%             N/A
 1993          0.65%           2.75%            0.87%               2.53%             N/A
 1992          0.48%           3.76%            0.70%               3.55%             N/A
 1991          0.49%           5.84%            0.79%               5.54%             N/A
 1990(9)       0.42%           7.95%            0.75%               7.62%             N/A
---------------------------------
U.S. TREASURY SECURITIES FUND
---------------------------------
RETAIL
 1995(1)       0.73%           5.26%            0.79%               5.20%             N/A
INSTITUTIONAL
 1995(1)       0.62%           5.14%            0.78%               4.98%             N/A
PRIOR CLASS
 1994          0.72%           3.03%            0.97%               2.78%             N/A
 1993          0.66%           2.55%            0.87%               2.33%             N/A
 1992          0.46%           3.65%            0.69%               3.44%             N/A
 1991          0.51%           5.61%            0.79%               5.32%             N/A
 1990(9)       0.38%           7.73%            0.79%               7.32%             N/A
----------------
TAX-FREE FUND
----------------
RETAIL
 1995(1)       0.48%           3.35%            0.88%               2.95%             N/A
INSTITUTIONAL
 1995(1)       0.46%           3.37%            0.83%               3.00%             N/A
PRIOR CLASS
 1994          0.37%           2.22%            1.05%               1.53%             N/A
 1993          0.45%           1.95%            0.96%               1.44%             N/A
 1992          0.33%           2.83%            0.73%               2.45%             N/A
 1991          0.43%           4.37%            0.87%               3.93%             N/A
 1990(9)       0.31%           5.57%            0.91%               4.97%             N/A

 * Total Return figures do not reflect applicable sales loads.
(1) On February 21, 1995 the shares of the Fund were redesignated as either Retail or Institutional shares. For the year ended October 31, 1995, the Financial Highlights' ratios of expenses, ratios of net investment income, total return, and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of shares based upon the relative net assets of each class of shares as of February 21, 1995 and the results combined therewith the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995.
(2) Commenced operations on February 28, 1990. All ratios for the period have been annualized.
(3) Commenced operations on March 15, 1994. All ratios for the period have been annualized.
(4) Commenced operations on May 15, 1995. All ratios for the period have been annualized.
(5) Commenced operations on June 29, 1995. All ratios for the period have been annualized.
(6) Commenced operations on June 26, 1995. All ratios for the period have been annualized.
(7) Commenced operations on May 17, 1995. All ratios for the period have been annualized.
(8) Commenced operations on September 21, 1992. All ratios for the period have been annualized.
(9) Commenced operations on November 27, 1989. All ratios for the period have been annualized.

     The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

1.  Organization:

The Conestoga Family of Funds (the "Company") was organized as a Massachusetts business trust under a Declaration of Trust dated August 1, 1989. The Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven funds: the U.S. Treasury Securities Fund, the Cash Management Fund, the Tax-Free Fund (collectively "the Money Market Funds"), the Intermediate Income Fund, the Bond Fund, the Pennsylvania Tax-Free Bond Fund, the Short-Term Income Fund (collectively "the Fixed Income Funds"), the Equity Fund, the Special Equity Fund, the International Equity Fund (collectively "the Equity Funds") and the Balanced Fund. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Company currently offers two classes of shares in each
Fund: Institutional and Retail. Each Fund is authorized to issue an unlimited number of shares of either class which are units of beneficial interest with a par value of $0.001 per share. The Institutional and Retail Shares of each Fund are subject to the same expenses except that Institutional Shares are not subject to a distribution fee, and the Institutional Shares of the Fixed Income and Equity Funds are not sold with a sales charge.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Company. These policies are in conformity with generally accepted accounting principles.
     Security Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price--if readily available for such equity securities--on each business day. If there is no such reported sale, these securities, and unlisted securities for which market quotations are readily available, are valued at the most recently quoted bid price.
     Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued either at the most recently quoted bid price or at their amortized cost.
     Investment securities held by the Money Market Funds are stated at amortized cost which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.
     Foreign securities in the International Equity Fund are valued based upon quotations from the primary market in which they are traded.
     Federal Income Taxes--It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
     Security Transactions and Investment Income--
Security transactions are accounted for on the trade date of the security purchase or sale. Dividend income is recognized on ex-dividend date, and interest income is recognized on an accrual basis and includes the pro rata amortization of premium or accretion of discount. The cost used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the applicable holding period. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the scientific amortization method, which approximates the effective interest method.
     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held at a custodian bank in the name of the Fund until the repurchase agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     Net Asset Value Per Share--The net asset value per share of each class of each Fund is calculated on each business day. In general, it is computed by dividing the assets of each class of each Fund, less its liabilities, by the number of outstanding shares of the respective class of the Fund. The maximum offering price per share for Retail Shares of the Equity and Fixed Income Funds is

--------------------------------------------------------------------------------

equal to the net asset value per share plus a sales load of 2.00%. The offering price per share for the Institutional Shares of the Equity and Fixed Income Funds is the net asset value per share. The offering price for Institutional and Retail Shares of the Money Market Funds is the amortized cost per share, which approximates net asset value per share.
     Foreign Currency Translation--The books and records of the International Equity Fund are maintained in U.S. dollars on the following basis:
      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and
     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Equity Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
     The International Equity Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.
     Forward Foreign Currency Contracts--The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or Fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The International Equity Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year will be recognized as ordinary income or loss for Federal income tax purposes.
     Maturity Dates--Certain variable rate and floating rate securities are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"), as amended, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Statement of Net Assets are the shorter of the effective demand/put date or the ultimate maturity date.
     Classes--Class-specific expenses are borne by that class. Other expenses, income, and realized and unrealized gains and losses are allocated to their respective classes on the basis of relative daily net assets.
     Other--Distributions from net investment income for the Equity and Fixed Income Funds are declared and paid to shareholders on a periodic basis. Distributions from net investment income for the Money Market Funds are declared daily and paid to shareholders monthly. Any net realized capital gains are distributed to shareholders at least annually.

3.  Administration and Distribution Agreements:

The Company and SEI Financial Management Corporation (the "Administrator") are parties to an administration agreement (the "Administration Agreement") dated May 1, 1995. Under the terms of the Administration Agreement the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of .17% of the average daily net assets of each Fund. Prior to May 1, 1995, The Winsbury Company ("Winsbury") served as the Administrator to the Company and was entitled to a fee calculated daily and paid monthly at the annual rate of .20% of the average daily net assets of each Fund.
     The Company has adopted a distribution and services plan (the "Distribution Plan") applicable to the Retail Shares pursuant to rule 12b-1 under the 1940 Act. As provided in the Distribution Plan, each Fund is authorized to pay the distributor a fee for distribution services in an amount not to exceed on an annual basis .40% of the average daily net assets of the Retail Shares of the Funds. The Company and SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation and a registered broker-dealer, are parties to a distribution agreement (the "Distribution Agreement") dated May 1, 1995. Under the terms of the Distribution Agreement, the Distributor receives no fees for its Institutional Shares distribution services, and is entitled to receive fees as set forth in the Distribution Plan for services performed and expenses assumed under the Distribution Agreement as to the Retail Shares of the Funds. Prior to May 1, 1995 Winsbury served as Distributor to the Company and was entitled to receive commissions earned on sales of shares of the Equity and

--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

Fixed Income Funds. For the six months ended April 30, 1995, Winsbury received $7,736 from commissions earned on sales of shares of the Equity and Fixed Income Funds, of which $261 was reallowed to Meridian Securities Inc., an affiliate of Meridian Bancorp, and an investment dealer of the Funds.

4.  Investment Advisory Agreements:

Investment advisory services are provided to the Company by Meridian Investment Company (the "Investment Advisor"), a subsidiary of Meridian Bancorp, Inc. Under the terms of the investment advisory agreements, the Investment Advisor is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate equal to the lesser of (a) (i) .40% of the average daily net assets of each of the Cash Management, Tax-Free and U.S. Treasury Securities Funds,
(ii) .74% of the average daily net assets of each of the Equity, Bond, Intermediate Income, Pennsylvania Tax-Free Bond, and Short-Term Income Funds,
(iii) .75% of the average daily net assets of the Balanced Fund, (iv) 1.00% of the average daily net assets of the International Equity Fund, and (v) 1.50% of the average daily net assets of the Special Equity Fund, or (b) such fee as agreed upon in writing by a Fund and the Investment Advisor in advance of the period to which the fee relates.
     Pursuant to the Company's investment advisory agreement for the International Equity Fund, the Investment Advisor has retained Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as Sub-Advisor to such Fund pursuant to a Sub-Investment Advisory Agreement. For its services under such Sub-Investment Advisory Agreement, Marvin & Palmer is paid a monthly fee by Meridian calculated on an annual basis equal to .75% of the first $100 million of the International Equity Fund's average daily net assets, .70% of the second $100 million of the International Equity Fund's average daily net assets, .65% of the third $100 million of the International Equity Fund's average daily net assets, and .60% of the International Equity Fund's average daily net assets in excess of $300 million.

5.  Organizational Costs and
Transactions with Affiliates:

Organizational costs have been capitalized by the Company and are being, or were, amortized on a straight line basis over a maximum of sixty months following commencement of operations. In the event any of the initial shares of the Company are redeemed by any holder thereof during the period that the Company is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Company will be reduced by the unamortized organizational cost in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.
     Certain officers of the Company are also officers of the Administrator and/or SEI Financial Services Company (the "Distributor"). Such officers are paid no fees by the Company for serving as officers of the Company.

6.  Investment Transactions:

The cost of security purchases and the proceeds from security sales, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                           U.S. Govt.
                    Purchases    Sales     Purchases    U.S. Govt. Sales
                      (000)      (000)       (000)           (000)
                     -------    -------     -------        ----------
Equity              $ 228,276   $229,329           --             --
Special Equity         38,281     39,567           --             --
International Equity    14,651     2,343           --             --
Balanced               52,677     20,147           --             --
Bond                  255,196    251,397    $ 163,069       $182,327
Intermediate Income   140,542    138,144      101,752        100,103
Short-Term Income      20,442      7,585       16,637          5,479
Pennsylvania
  Tax-Free Bond           897      1,865           --             --

     At October 31, 1995, the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Equity

--------------------------------------------------------------------------------

and Fixed Income Funds at October 31, 1995 were as follows:

                                                                Net
                                                            Unrealized
                             Appreciated    Depreciated    Appreciation--
                             Securities     Securities     (Depreciation)
                                (000)          (000)           (000)
                               -------        -------        ---------
Equity                         $28,816        $12,474         $16,342
Special Equity                   5,315          4,771             544
International Equity             1,081            374             707
Balanced                         1,218            359             859
Bond                             2,765            192           2,573
Intermediate Income              1,472             73           1,399
Short-Term Income                   94              2              92
Pennsylvania Tax-Free Bond          89             77              12

     At October 31, 1995 the following Funds had available realized capital losses to offset future net capital gains in the amounts shown as follows:

                     Capital Loss Carryover
Fund                    October 31, 1995       Expiring 2002    Expiring 2003
---                      --------------          --------         --------
International Equity        $ 21,098             $      --         $21,098
Pennsylvania
  Tax-Free Bond               68,029                    --          68,029
Cash Management              217,837               217,837              --
Tax-Free                       3,824                    --           3,824

     The Bond Fund utilized its entire capital loss carryforward balance of $1,283,474 which was carried over from the previous year.
     The Cash Management Fund utilized $2,310 of its capital loss carryforward balance during the year.
     The Intermediate Income Fund utilized its entire capital loss carryforward balance of $383,000 which was carried over from the previous year.

7.  Forward Foreign Currency Contracts:

The International Equity Fund may enter into forward foreign currency exchange contracts as hedges against fund positions. Such contracts, which may protect the value of the Fund's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.
     The following forward foreign currency contracts in the International Equity Fund were outstanding at October 31, 1995:

                                                                   Net Unrealized
                                        Contracts to  In Exchange  Appreciation/
                  Settlement             Deliver FX      For $      Depreciation
                     Date     Currency     (000)         (000)         (000)
                   -------     -----      -------       -------      ---------
Foreign Currency    11/30/95   UK              450      $   709         $ --
Sales               11/30/95   JY          191,660        1,930           46
                    11/02/95   JY            3,209           31           --
                    11/02/95   SK              139           21           --
                                                      -----------        ---
                                                        $ 2,691         $ 46
                                                      -----------        ---
Foreign Currency    11/02/95   JY            2,927      $    29         $ --
Purchases           11/02/95   JY            2,237           22           --
                                                      -----------        ---
                                                        $    51         $ --
                                                      -----------        ---
                                                                        $ 46
                                                                   ==========

Currency Legend

JY      Japanese Yen
SK      Swedish Krona
UK      British Sterling Pound

--------------------------------------------------------------------------------
The Conestoga Funds--October 31, 1995

8.  Share Transactions:

                             Special  International                     Intermediate
                     Equity  Equity      Equity      Balanced   Bond       Income
                      Fund    Fund        Fund         Fund     Fund        Fund
                      ----    ----       -------      -----     -----     -------
PERIOD FROM
NOVEMBER 1, 1994
THROUGH
FEBRUARY 21, 1995:
Exchange out to
 Retail Class          (401)     (52)        --           --      (138)       (136)
Exchange out to
 Institutional Class (3,007)  (1,099)        --           --    (2,935)     (1,478)
Shares issued           331       73         --           --       938         151
Shares issued in
 lieu of cash
 distributions          180       13         --           --        25          18
Shares repurchased     (446)      (9)        --           --      (273)       (625)
                     ------   ------      -----        -----    ------      ------
Net Decrease         (3,343)  (1,074)        --           --    (2,383)     (2,070)
                     ======   ======      =====        =====    ======      ======
PERIOD FROM
FEBRUARY 22, 1995
THROUGH
OCTOBER 31, 1995:
RETAIL CLASS:
Exchange in from
 previous class         401       52         --           --       138         136
Shares issued            41       17          1            7        15          15
Shares issued in
 lieu of cash
 distributions            3       --         --           --         5           4
Shares repurchased      (59)      (5)        --           --       (28)        (40)
                     ------   ------      -----        -----    ------      ------
Net Increase            386       64          1            7       130         115
                     ======   ======      =====        =====    ======      ======
INSTITUTIONAL CLASS:
Exchange in from
 previous class       3,007    1,099         --           --     2,935       1,478
Shares issued        22,654    4,786      1,291        3,945    18,682      13,274
Shares issued in
 lieu of cash
 distributions          151       28         --           37       491         338
Shares repurchased   (3,652)    (886)       (76)        (275)   (3,686)     (2,180)
                     ------   ------      -----        -----    ------      ------
Increase in net
 assets derived from
 Institutional
 transactions        22,160    5,027      1,215        3,707    18,422      12,910
                     ======   ======      =====        =====    ======      ======

                                Pennsylvania
                    Short-Term    Tax-Free       Cash     U.S. Treasury
                      Income        Bond      Management   Securities    Tax-Free
                       Fund         Fund         Fund         Fund         Fund
                      ------      --------     -------      --------      ------
PERIOD FROM
NOVEMBER 1, 1994
THROUGH
FEBRUARY 21, 1995:
Exchange out to
 Retail Class             --         (69)        (4,188)         (618)     (2,456)
Exchange out to
 Institutional
 Class                    --        (543)      (207,034)     (311,574)    (67,719)
Shares issued             --          49        229,934       304,528     113,629
Shares issued in lieu
 of cash distributions    --           4             31            10          86
Shares repurchased        --        (174)      (159,426)     (317,660)    (98,423)
                          --
                                    ----       --------      --------     -------
Net Decrease              --        (733)      (140,683)     (325,314)    (54,883)
                          ==        ====       ========      ========     =======
PERIOD FROM
FEBRUARY 22, 1995
THROUGH OCTOBER 31,
1995:
RETAIL CLASS:
Exchange in from
 previous class           --          69          4,188           618       2,456
Shares issued              1          16          1,981       130,272         332
Shares issued in lieu
 of cash distributions    --           2            126            22          42
Shares repurchased        --          (7)        (2,934)     (130,182)     (1,548)
                          --
                                    ----       --------      --------     -------
Net Increase               1          80          3,361           730       1,282
                          ==        ====       ========      ========     =======
INSTITUTIONAL CLASS:
Exchange in from
 previous class           --         543        207,034       311,574      67,719
Shares issued          4,689         185        457,561     1,003,029     201,868
Shares issued in lieu
 of cash distributions    91           7            479           683          91
Shares repurchased    (1,192)       (151)      (430,420)     (870,863)   (209,186)
                          --
                                    ----       --------      --------     -------
Net Increase           3,588         584        234,654       444,423      60,492
                          ==        ====       ========      ========     =======

--------------------------------------------------------------------------------

9.  Shareholder Voting Results:

A special meeting of shareholders was held on January 9, 1995 (reconvened January 12, 1995, January 13, 1995 and February 10, 1995) for the Company to vote on the following proposals (i) the election of a Board of seven (7) trustees (Dominic S. Genuardi, Sr., Steven I. Gross, J. David Huber, Robert C. Kingston, Dale E. Smith, Thomas J. Taylor and William J. Tomko); (ii) the ratification of the selection of Coopers & Lybrand, L.L.P. as independent accountants for the Company for the fiscal year ending October 31, 1995; (iii) the approval of the adoption of a new Distribution and Services Plan with respect to the Retail Shares of each of the Company's existing Funds (the U.S. Treasury Securities Fund, the Cash Management Fund, the Tax-Free Fund, the Intermediate Income Fund, the Bond Fund, the Equity Fund, the Pennsylvania Tax-Free Bond Fund and the Special Equity Fund), pursuant to Rule 12b-1 under the Investment Company Act of 1940; (iv) with respect to the Bond Fund only, the approval of a change in the fundamental investment objective of the Fund; and
(v) with respect to the Intermediate Income Fund only, the approval of a change in the fundamental investment objective of the Fund. The following were the results of the vote (Unaudited):

MEETING OF SHAREHOLDERS
JANUARY 9, 1995

      Proposal 3       Cash Management   Tax-Free   Special Equity
---------------------- ---------------  ----------  --------------
For...................    81,862,297    30,681,945       934,540
Against...............     3,217,557       634,459         1,368
Abstentions...........     8,118,366     1,444,175          none

RECONVENED
JANUARY 13, 1995

       Proposal 1         In Favor     Withheld
------------------------ -----------  -----------
Dominic S. Genuardi,
 Sr..................... 347,299,332   23,395,703
Steven I. Gross......... 347,159,952   23,535,083
J. David Huber.......... 347,283,622   23,411,413
Robert C. Kingston...... 346,762,700   23,932,336
Dale E. Smith........... 347,304,576   23,390,459
Thomas J. Taylor........ 347,283,622   23,411,413
William J. Tomko........ 347,283,622   23,411,413

       Proposal 2
-------------------------
COOPERS & LYBRAND, L.L.P.
For...................... 330,010,191
Against..................  16,943,555
Abstentions..............  23,741,287

      Proposal 3       Intermediate Income    Bond         Equity      PA Tax-Free
---------------------- -------------------  ---------  --------------  -----------
For...................      1,107,049       1,110,841     1,343,747      369,400
Against...............          5,266          54,399       366,865       10,079
Abstentions...........          9,098          39,677       102,000       47,478

        Proposal 4           Bond
-------------------------- ---------
For....................... 1,138,236
Against...................    29,140
Abstentions...............    37,540

     Proposal 5      Intermediate Income
-------------------- -------------------
For.................      1,107,122
Against.............          5,722
Abstentions.........          8,568

RECONVENED
FEBRUARY 10, 1995

                       U.S. Treasury
   Proposal 3            Securities
----------------- ------------------------
For..............        178,314,048
Against..........          3,692,885
Abstentions......         50,897,923

                 NOTICE TO SHAREHOLDERS OF THE CONESTOGA FUNDS

For shareholders that do not have an October 31, 1995 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1995 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended October 31, 1995 the portfolios of The Conestoga Funds are designating long term capital gains and qualifying dividend income with regard to distributions paid during the year as follows:

                                                   (A)                       (B)
                                                LONG TERM                 ORDINARY
                                              CAPITAL GAINS                INCOME                     TOTAL
                                              DISTRIBUTIONS             DISTRIBUTIONS             DISTRIBUTIONS
               FUND                            (TAX BASIS)               (TAX BASIS)               (TAX BASIS)
----------------------------------            -------------             -------------             -------------
Equity                                             37%                        63%                      100%
Special Equity                                      0%                       100%                      100%
International Equity                                0%                       100%                      100%
Balanced                                            0%                       100%                      100%
Bond                                                0%                       100%                      100%
Intermediate Income                                 0%                       100%                      100%
Short-Term Income                                   0%                       100%                      100%
Pennsylvania Tax-Free Bond                          3%                        97%                      100%
Cash Management                                     0%                       100%                      100%
U.S. Treasury Securities                            0%                       100%                      100%
Tax-Free                                            0%                       100%                      100%

                                                   (C)                       (D)                       (E)
                                               QUALIFYING                TAX EXEMPT                  FOREIGN
               FUND                           DIVIDENDS (1)               INTEREST                 TAX CREDIT
----------------------------------            -------------             -------------             -------------
Equity                                             53%                         0%                        0%
Special Equity                                     49%                         0%                        0%
International Equity                                0%                         0%                        0%
Balanced                                           10%                         0%                        0%
Bond                                               N/A                         0%                        0%
Intermediate Income                                N/A                         0%                        0%
Short-Term Income                                  N/A                         0%                        0%
Pennsylvania Tax-Free Bond                         N/A                       100%                        0%
Cash Management                                    N/A                         0%                        0%
U.S. Treasury Securities                           N/A                         0%                        0%
Tax-Free                                           N/A                        97%                        0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
* Items (A) and (B) are based on the percentage of each portfolio's total distribution.
** Items (C) and (D) are based on the percentage of gross income of each portfolio.

CON-F-004-02